Exhibit 99.2
                                 ------------
                Computational Materials and/or ABS Term Sheets

                             ABS New Transaction


                           Computational Materials


                                 $788,400,000
                                (Approximate)


                                 CWABS, Inc.
                                  Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-5





                        [LOGO OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may onetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Term Sheet                                                 Date: June 7, 2005

                          $788,400,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-5


           Principal        WAL            Payment Window        Expected Ratings     Last Scheduled       Certificate
Class (1)  Balance (2)      Call/Mat (3)   (Mos) Call/Mat (3)    (S&P/Moody's) (7)    Distribution Date    Type
------------------------------------------------------------------------------------------------------------------------------------
1-A(4)     $337,535,000     2.06 / 2.25     1 - 73 / 1 - 174      AAA/Aaa             Oct 2035                Floating Rate Senior
2-A-1(5)   $137,322,000     0.80 / 0.80     1 - 18 / 1 - 18       AAA/Aaa             Oct 2025                Floating Rate Senior
2-A-2(5)   $141,165,000     2.50 / 2.50    18 - 66 / 18 - 66      AAA/Aaa             Apr 2034                Floating Rate Senior
2-A-3(5)   $29,978,000      6.03 / 8.23    66 - 73 / 66 - 176     AAA/Aaa             Oct 2035                Floating Rate Senior
M-1(6)     $26,800,000      4.72 / 5.22    47 - 73 / 47 - 144    [AA+/Aa1]            Sep 2035              Floating Rate Mezzanine
M-2(6)     $23,600,000      4.50 / 4.98    44 - 73 / 44 - 137    [AA+/Aa2]            Aug 2035              Floating Rate Mezzanine
M-3(6)     $14,400,000      4.38 / 4.84    42 - 73 / 42 - 130    [AA+/Aa3]            Aug 2035              Floating Rate Mezzanine
M-4(6)     $53,200,000      4.26 / 4.64    38 - 73 / 38 - 125       [AA]              Jul 2035              Floating Rate Mezzanine
M-5(6)      $8,000,000      4.19 / 4.41    38 - 73 / 38 - 94       [AA-]              Mar 2035              Floating Rate Mezzanine
M-6(6)     $10,800,000      4.15 / 4.22    37 - 73 / 37 - 85        [A+]              Jan 2035               Floating Rate Mezzanine
M-7(6)      $5,600,000      3.92 / 3.92    37 - 68 / 37 - 68        [A]               Jun 2034             Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
Total:     $788,400,000
------------------------------------------------------------------------------------------------------------------------------------


---------
(1) The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3) See "Pricing Prepayment Speed" below.
(4) The Class 1-A Certificates are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7) Rating Agency Contacts: [Michael McCormick, Standard & Poors, 212.438.1937]; Rachel Peng, Moody's Ratings, 212-553-3831.



Trust:                             Asset-Backed Certificates, Series 2005-5.

Depositor:                         CWABS, Inc.

Seller:                            Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                   Countrywide Home Loans Servicing LP.

Underwriters:                      Countrywide Securities Corporation (Lead Manager), Banc of America Securities LLC (Co-
                                   Manager) and Bear Stearns & Co. Inc. (Co-Manager).

Trustee:                           The Bank of New York, a New York banking corporation.

Offered Certificates:              The (i) Class 1-A and Class 2-A Certificates (collectively, the "Senior Certificates") and
                                   (ii) the Subordinate Certificates. The Senior Certificates and the Subordinate Certificates
                                   are collectively referred to herein as the "Offered Certificates."

Non-Offered Certificates:          The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.
                                   The Offered Certificates and Non-Offered Certificates are collectively referred to herein as the "Certificates."


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Federal Tax Status:                  It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                        The Offered Certificates will be available in book-entry form through DTC, Clearstream,
                                     Luxembourg and the Euroclear System.

Statistical Pool Calculation Date:   Scheduled balances as of [June 1, 2005].

Cut-off Date:                        As to any Mortgage Loan, the later of [June 1, 2005] and the origination date of such
                                     Mortgage Loan.

Expected Pricing Date:               June [8], 2005.

Expected Closing Date:               June [24], 2005.

Expected Settlement Date:            June [24], 2005.

Distribution Date:                   The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in July 2005.

Accrued Interest:                    The price to be paid by investors for the Offered Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:             The "Interest Accrual Period" for each Distribution Date with respect to the Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                                     Date (on an actual/360 day basis).

ERISA Eligibility:                   The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                   The Class 1-A, Class 2-A, Class [M-1, Class M-2, Class M-3, Class M-4 and Class M-5]
                                     Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:                The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                     Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:            The Offered Certificates will be priced based on the following collateral prepayment assumptions:


                                     ==============================================================================================
                                     Fixed Rate Mortgage Loans
                                     ==============================================================================================
                                     100% PPC, which assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                                     ==============================================================================================

                                     ==============================================================================================
                                     Adjustable Rate Mortgage Loans
                                     ==============================================================================================
                                     100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 32% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month
                                     31, increasing to and remaining constant at 50% CPR from month 32 until month 38, decreasing 1/6th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 44 and remaining constant at 30% CPR from month 45 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                     ==============================================================================================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Mortgage Loans:                      The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                     Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                     As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                     Mortgage Loans was approximately $549,997,299.72 (the "Mortgage Loans") of which: (i)
                                     approximately $291,426,371.06 were conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and (ii) approximately
                                     $258,570,928.66 were nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pre-Funded Amount:                   A deposit of not more than $[197,100,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date
                                     through August [8], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date
                                     Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$418,000,000] of Group
                                     1 Mortgage Loans and approximately [$382,000,000] of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following
                                     Distribution Date.

Pass-Through Rate:                   The Pass-Through Rate for each class of Offered Certificates will be equal to the lesser of
                                     (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate
                                     Cap.

Adjusted Net
Mortgage Rate:                       The "Adjusted Net Mortgage Rate"for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and
                                     (c) the mortgage insurance premium rate (if any).

Net Rate Cap:                        The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                                     ----------------------------------------------------------------------------------------------
                                     1-A                The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                                        Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------

                                     2-A                The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage
                                                        Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------

                                     Subordinate        The weighted average of the Adjusted Net Mortgage Rate of the Group 1
                                                        Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the Pre-Funding Account over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Net Rate Carryover:                  For any Class of Offered Certificates and any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net
                                     Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the related Corridor Contract and any remaining Excess Cashflow as described under the heading "Certificates Priority of
                                     Distributions" below.

Corridor Contracts:                  The Trust will include  payments from three one-month LIBOR corridor  contracts for the benefit of the Class 1-A, Class 2-A and Subordinate  Certificates (the "Class 1-A Corridor
                                     Contract," "Class 2-A   Corridor Contract," and "Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts").  Payments to the Trust from each Corridor
                                     Contract will be calculated based on the lesser of the notional amount of the related
                                     Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates.  With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates the related Net Rate
                                     Carryover, (b) the Class 2-A Corridor Contract will be available to pay the holders of the
                                     Class 2-A Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and
                                     (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate
                                     Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net
                                     Rate Carryover on the related Certificates on such Distribution Date will be distributed instead to the holder of the Class C Certificates and will not be available for payments of
                                     Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                  The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                          1) Subordination
                                          2) Overcollateralization
                                          3) Excess Cashflow




                                     ------------------------------------------------------------------------------------------
                                                                                                       Target Subordination
                                       Class        S&P/ Moody's       Initial Subordination (1)            at Stepdown
                                     ------------------------------------------------------------------------------------------
                                        1-A           AAA/Aaa                  19.25%                        38.50%
                                     ------------------------------------------------------------------------------------------
                                        2-A           AAA/Aaa                  19.25%                        38.50%
                                     ------------------------------------------------------------------------------------------
                                        M-1          [AA+/Aa1]                 15.90%                        31.80%
                                     ------------------------------------------------------------------------------------------
                                        M-2          [AA+/Aa2]                 12.95%                        25.90%
                                     ------------------------------------------------------------------------------------------
                                        M-3          [AA+/Aa3]                 11.15%                        22.30%
                                     ------------------------------------------------------------------------------------------
                                        M-4            [AA]                     4.50%                         9.00%
                                     ------------------------------------------------------------------------------------------
                                        M-5            [AA-]                    3.50%                         7.00%
                                     ------------------------------------------------------------------------------------------
                                        M-6            [A+]                     2.15%                         4.30%
                                     ------------------------------------------------------------------------------------------
                                        M-7             [A]                     1.45%                         2.90%
                                     ------------------------------------------------------------------------------------------

                                     (1) Initial Overcollateralization at closing is 1.45%. Does not include any credit for
                                         Excess Interest.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Subordination:                       The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, each Subordinate
                                     Certificate will rank in priority from highest to lowest in the following order: Class
                                     M-1, Class M-2, Class M-3, Class M-4, Class M5, Class M-6 and Class M-7 Certificates,
                                     with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:               On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the
                                     Initial Overcollateralization Target (as defined below). Any realized losses on the
                                     Mortgage Loans will be covered first by Excess Cashflow and then by
                                     Overcollateralization. In the event that the Overcollateralization is so reduced,
                                     Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                                     Loans, until the Overcollateralization is restored to the Overcollateralization Target.
                                     Upon this event, the acceleration feature will cease, unless the amount of
                                     Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                              Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 1.45% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (approximately $[197,100,000])(the "Overcollateralization Target").
                                     The initial amount of Overcollateralization will be approximately 1.45%.

                                     On or after the Stepdown Date, the Overcollateralization Target will be equal to 2.90% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:                     "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under "Certificates
                                     Priority of Distributions."

Trigger Event:                       A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                                     Distribution Date.

Delinquency Trigger:                 With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and
                                     REO) for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior
                                     Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the
                                     Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b)
                                     the aggregate current principal balance of the Mortgage Loans for the preceding
                                     Distribution Date.

Cumulative Loss Trigger:             A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the
                                     Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount, as set forth below:






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                     Period (month)             Percentage
                                     37 - 48                    [2.50]% with respect to July 2008, plus an additional
                                                                1/12th of [1.50]% for each month thereafter
                                     49 - 60                    [4.00]% with respect to July 2009, plus an additional
                                                                1/12th of [1.00]% for each month thereafter
                                     61 - 72                    [5.00]% with respect to July 2010, plus an additional
                                                                1/12th of [0.25]% for each month thereafter 73+ [5.25]%


Stepdown Date:                       The later to occur of:
                                                a. the Distribution Date in July 2008.
                                                b. the first Distribution Date on which the aggregate certificate principal balance of the Senior Certificates is less than or equal to 61.50% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:                Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                     Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
                                     Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                    Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                     1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 1 Mortgage Loans, to the Class 1-A Certificates,
                                          current and unpaid interest and (ii) from interest collections related to the Group 2
                                          Mortgage Loans, to each class of Class 2-A Certificates, current and unpaid interest, pro rata based on their entitlements, then (b) current interest, sequentially, to the
                                          Subordinate Certificates;
                                     2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 1 Mortgage Loans, to pay the Class 1-A Certificates
                                          (as described below under "Principal Paydown") and ii) from principal collections related to the Group 2 Mortgage Loans, to pay the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then
                                          (b) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6
                                          and Class M-7 Certificates, in that order;
                                     3)   Excess Cashflow, sequentially, as follows: as principal to the Senior Certificates and
                                          Subordinate Certificates to restore or maintain Overcollateralization, as described under "Overcollateralization Target;"
                                     4)   Any remaining Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class M-4,
                                          Class M-5, Class M-6 and Class M-7 Certificates, in that order;
                                     5)   Any remaining Excess Cashflow to pay related Net Rate Carryover remaining unpaid after application of amounts received under the related Corridor Contracts (as described above);
                                     6)   To the Non-Offered Certificates, any remaining amount as described in the pooling and servicing agreement.


                                     Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Principal Paydown:                   Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date,
                                     (i) 100% of the available principal funds from Loan Group 1 will be paid to the Class
                                     1-A Certificates and (ii) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-A Certificates as described below under "Class 2-A Principal
                                     Distributions"; provided, however, that (x) if either (a) all of the Class 1-A
                                     Certificates or (b) all of the Class 2-A Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior
                                     Certificates will be paid to the remaining Senior Certificates, and (y) if all of the
                                     Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                     M-5, Class M-6 and Class M-7 Certificates.

                                     On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-A, Class 2-A and Subordinate
                                     Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1
                                     Mortgage Loans, to the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates (as described under "Class 2-A
                                     Principal Distribution"), in each case, such that the Senior Certificates in the aggregate will have 38.50% subordination, (ii) second, from remaining principal collections relating to the all of the Mortgage Loans, to the Class M-1 Certificates such that the Class M-1
                                     Certificates will have 31.80% subordination, (iii) third, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-2 Certificates such that the Class M-2 Certificates will have 25.90% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3 Certificates
                                     such that the Class M-3 Certificates will have 22.30% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4
                                     Certificates such that the Class M-4 Certificates will have 9.00% subordination, (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5
                                     Certificates such that the Class M-5 Certificates will have 7.00% subordination, (vii)
                                     seventh, from remaining principal collections relating to all of the Mortgage Loans, to the
                                     Class M-6 Certificates such that the Class M-6 Certificates will have 4.30% subordination and (viii) eighth, from remaining principal collections relating to all of the Mortgage
                                     Loans, to the Class M-7 Certificates such that the Class M-7 Certificates will have 2.90%
                                     subordination; each subject to the O/C Floor.

Class 2-A
Principal Distributions:             Principal distributed to the Class 2-A Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                                     Notwithstanding the foregoing order of priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and any amount on deposit in the
                                     Pre-Funding Account and (y) the aggregate certificate principal balance of the Class 2-A
                                     Certificates is greater than the sum of the aggregate principal balance of the Group 2
                                     Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group
                                     2, any principal amounts to be distributed to the Class 2-A Certificates will be distributed concurrently to each class of Class 2-A Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and not as described above.


           [Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules, and Collateral Tables to Follow]







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                     Discount Margin Tables (1)

Class 1-A (To Call)
-------------------------------------------------------------------------------------------
  Margin                                0.23%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         23          23         23          23         23
===========================================================================================
 WAL (yr)                           4.39        2.91       2.06        1.46       1.23
 MDUR (yr)                          3.87        2.68       1.94        1.41       1.19
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Feb08
-------------------------------------------------------------------------------------------


Class 1-A (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.23%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         24          24         25          24         23
===========================================================================================
 WAL (yr)                           4.74        3.17       2.25        1.51       1.23
 MDUR (yr)                          4.06        2.85       2.09        1.45       1.19
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Jul31      Dec24       Dec19      Jul16       Feb08
-------------------------------------------------------------------------------------------


Class 2-A-1 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.08%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                          8          8           8          8           8
===========================================================================================
 WAL (yr)                           1.41        1.01       0.80        0.67       0.57
 MDUR (yr)                          1.37        0.99       0.78        0.66       0.57
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Feb08      May07       Dec06      Aug06       Jun06
-------------------------------------------------------------------------------------------


Class 2-A-1 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.08%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                          8          8           8          8           8
===========================================================================================
 WAL (yr)                           1.41        1.01       0.80        0.67       0.57
 MDUR (yr)                          1.37        0.99       0.78        0.66       0.57
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Feb08      May07       Dec06      Aug06       Jun06
-------------------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-A-2 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.22%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         22          22         22          22         22
===========================================================================================
 WAL (yr)                           5.56        3.64       2.50        1.90       1.59
 MDUR (yr)                          4.97        3.38       2.38        1.84       1.54
 First Prin Pay                     Feb08      May07       Dec06      Aug06       Jun06
 Last Prin Pay                      Apr17      Mar13       Dec10      Mar08       Oct07
-------------------------------------------------------------------------------------------


Class 2-A-2 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.22%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         22          22         22          22         22
===========================================================================================
 WAL (yr)                           5.56        3.64       2.50        1.90       1.59
 MDUR (yr)                          4.97        3.38       2.38        1.84       1.54
 First Prin Pay                     Feb08      May07       Dec06      Aug06       Jun06
 Last Prin Pay                      Apr17      Mar13       Dec10      Mar08       Oct07
-------------------------------------------------------------------------------------------


Class 2-A-3 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.39%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         39          39         39          39         39
===========================================================================================
 WAL (yr)                           13.03       8.5        6.03        3.24       2.52
 MDUR (yr)                          10.39       7.32       5.41        3.05        2.4
 First Prin Pay                     Apr17      Mar13       Dec10      Mar08       Oct07
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Feb08
-------------------------------------------------------------------------------------------


Class 2-A-3 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.39%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         45          47         48          48         39
===========================================================================================
 WAL (yr)                           16.68      11.37       8.23        4.36       2.52
 MDUR (yr)                          12.4        9.21       7.04        3.92        2.4
 First Prin Pay                     Apr17      Mar13       Dec10      Mar08       Oct07
 Last Prin Pay                      Jul31      Feb25       Feb20      Oct16       Feb08
-------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class M-1 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.45%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         45          45         45          45         45
===========================================================================================
 WAL (yr)                           8.51        5.56       4.72        4.50       2.76
 MDUR (yr)                          7.16        4.96       4.32        4.15       2.62
 First Prin Pay                     Apr09      Sep08       May09      Dec09       Feb08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Apr08
-------------------------------------------------------------------------------------------


Class M-1 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.45%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         46          47         47          52         45
===========================================================================================
 WAL (yr)                           9.38        6.22       5.22        6.60       2.76
 MDUR (yr)                          7.64        5.41       4.69        5.84       2.62
 First Prin Pay                     Apr09      Sep08       May09      Nov10       Feb08
 Last Prin Pay                      Jun28      Oct21       Jun17      Aug14       Apr08
-------------------------------------------------------------------------------------------


Class M-2 (To Call)
-------------------------------------------------------------------------------------------
Margin                                  0.48%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         48          48         48          48         48
===========================================================================================
 WAL (yr)                           8.51        5.55       4.50        4.50       2.93
 MDUR (yr)                          7.15        4.94       4.12        4.14       2.77
 First Prin Pay                     Apr09      Sep08       Feb09      Dec09       Apr08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Jun08
-------------------------------------------------------------------------------------------


Class M-2 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.48%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         49          50         50          51         48
===========================================================================================
 WAL (yr)                           9.35        6.18        4.98        5.20       2.93
 MDUR (yr)                          7.62        5.37        4.49        4.71       2.77
 First Prin Pay                     Apr09      Sep08        Feb09      Dec09       Apr08
 Last Prin Pay                      Sep27      Jan21        Nov16      Feb14       Jun08
-------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Class M-3 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.50%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         50          50         50          50         50
===========================================================================================
 WAL (yr)                           8.51        5.53       4.38        4.32       3.32
 MDUR (yr)                          7.14        4.93       4.02        3.99       3.12
 First Prin Pay                     Apr09      Aug08       Dec08      Jul09       Jun08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Oct08
-------------------------------------------------------------------------------------------


Class M-3 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.50%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         51          52         52          52         62
===========================================================================================
 WAL (yr)                           9.32        6.14       4.84        4.68       6.97
 MDUR (yr)                          7.60        5.34       4.37        4.27       6.09
 First Prin Pay                     Apr09      Aug08       Dec08      Jul09       Jun08
 Last Prin Pay                      Nov26      Apr20       Apr16      Sep13       May14
-------------------------------------------------------------------------------------------


Class M-4 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.80%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         80          80         80          80         80
===========================================================================================
 WAL (yr)                           8.51        5.52       4.26        3.84       3.34
 MDUR (yr)                          7.04        4.87       3.88        3.55       3.11
 First Prin Pay                     Apr09      Jul08       Aug08      Sep08       Oct08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Oct08
-------------------------------------------------------------------------------------------


Class M-4 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.80%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         82          83         83          83         90
===========================================================================================
 WAL (yr)                           9.20        6.03       4.64        4.14       4.53
 MDUR (yr)                          7.41        5.21       4.17        3.79       4.11
 First Prin Pay                     Apr09      Jul08       Aug08      Sep08       Dec08
 Last Prin Pay                      Mar26      Oct19       Nov15      May13       Jul11
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Class M-5 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.90%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                          90         90          90         90          90
===========================================================================================
 WAL (yr)                            8.51       5.52        4.19       3.59        3.34
 MDUR (yr)                            7         4.85        3.81       3.32        3.11
 First Prin Pay                     Apr09       Jul08      Aug08       Sep08      Oct08
 Last Prin Pay                      Aug18       Jan14      Jul11       Dec09      Oct08
-------------------------------------------------------------------------------------------


Class M-5 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.90%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                          91         92          92         92          92
===========================================================================================
 WAL (yr)                            8.90       5.81        4.41       3.76        3.54
 MDUR (yr)                           7.22       5.05        3.98       3.46        3.28
 First Prin Pay                     Apr09       Jul08      Aug08       Sep08      Oct08
 Last Prin Pay                      Sep21       May16      Apr13       Apr11      Nov09
-------------------------------------------------------------------------------------------


Class M-6 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 1.15%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         115         115        115         115        115
===========================================================================================
 WAL (yr)                            8.49       5.50        4.15       3.53        3.28
 MDUR (yr)                           6.90       4.79        3.75       3.25        3.04
 First Prin Pay                     Apr09       Jul08      Jul08       Aug08      Aug08
 Last Prin Pay                      Aug18       Jan14      Jul11       Dec09      Oct08
-------------------------------------------------------------------------------------------


Class M-6 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 1.15%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         116         116        116         116        116
===========================================================================================
 WAL (yr)                            8.61       5.60        4.22       3.58        3.32
 MDUR (yr)                           6.97       4.86        3.81       3.29        3.08
 First Prin Pay                     Apr09       Jul08      Jul08       Aug08      Aug08
 Last Prin Pay                      May20       May15      Jul12       Sep10      May09
-------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Class M-7 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 1.55%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         155         155        155         155        155
===========================================================================================
 WAL (yr)                            8.05        5.2        3.92       3.32        3.17
 MDUR (yr)                           6.52       4.53        3.54       3.05        2.92
 First Prin Pay                     Apr09       Jul08      Jul08       Jul08      Jul08
 Last Prin Pay                      Oct17       Jun13      Feb11       Aug09      Aug08
-------------------------------------------------------------------------------------------


Class M-7 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 1.55%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         155         155        155         155        155
===========================================================================================
 WAL (yr)                            8.05       5.20        3.92       3.32        3.17
 MDUR (yr)                           6.52       4.53        3.54       3.05        2.92
 First Prin Pay                     Apr09       Jul08      Jul08       Jul08      Jul08
 Last Prin Pay                      Oct17       Jun13      Feb11       Aug09      Aug08
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                           Class 1A Available Funds Rate Schedule (1)
                                           ------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
                  Available Funds      Available Funds                        Available Funds     Available Funds
   Period            Rate (%)              Rate (%)              Period           Rate (%)           Rate (%)
--------------------------------------------------------     -----------------------------------------------------
                       (2)                   (3)                                   (2)                (3)
      1               6.730                 6.730                47               9.411              11.274
      2               6.729                 10.000               48               9.103              11.201
      3               6.728                 10.000               49               9.401              11.576
      4               6.951                 10.000               50               9.095              11.500
      5               6.726                 10.000               51               9.092              11.500
      6               6.957                 10.000               52               9.393              11.593
      7               6.734                 10.000               53               9.087              11.691
      8               6.734                 10.000               54               9.387              12.310
      9               7.456                 10.000               55               9.081              11.911
     10               6.734                 10.000               56               9.079              11.919
     11               6.961                 10.000               57              10.048              13.189
     12               6.738                 10.000               58               9.073              11.907
     13               6.964                 10.000               59               9.373              12.587
     14               6.739                 10.000               60               9.068              12.316
     15               6.740                 10.000               61               9.367              12.722
     16               6.964                 10.000               62               9.062              12.305
     17               6.739                 10.000               63               9.059              12.299
     18               6.970                 10.000               64               9.358              12.702
     19               6.811                 10.000               65               9.054              12.286
     20               6.833                 10.000               66               9.352              12.689
     21               7.574                 10.000               67               9.048              12.273
     22               6.875                 10.000               68               9.045              12.266
     23               7.435                 10.000               69              10.011              13.573
     24               7.332                 10.000               70               9.039              12.253
     25               7.601                 10.000               71               9.338              12.654
     26               7.355                 10.000               72               9.033              12.239
     27               7.355                 10.000               73               9.331              12.640
     28               7.606                 10.000         -------------------------------------------------------
     29               7.547                 10.000
     30               7.914                 10.000
     31               7.663                 10.000
     32               7.687                 10.000
     33               8.248                 10.000
     34               7.716                 10.000
     35               8.590                 10.000
     36               8.599                 10.000
     37               8.886                 10.500
     38               8.603                 10.500
     39               8.602                 10.500
     40               8.886                 10.500
     41               8.955                 10.500
     42               9.419                 10.599
     43               9.116                 10.500
     44               9.114                 10.500
     45               10.088                11.424
     46               9.109                 10.500
--------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.150%, 6-Month LIBOR stays at 3.520%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                           Class 2A Available Funds Rate Schedule (1)
                                           ------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
                  Available Funds      Available Funds                        Available Funds     Available Funds
   Period            Rate (%)              Rate (%)              Period           Rate (%)           Rate (%)
--------------------------------------------------------     -----------------------------------------------------
                       (2)                   (3)                                  (2)                 (3)
      1               6.780                 6.780                47              9.141               10.821
      2               6.779                 8.500                48              8.849               10.825
      3               6.776                 8.500                49              9.126               11.500
      4               7.001                 8.500                50              8.827               11.500
      5               6.775                 8.500                51              8.823               11.500
      6               7.005                 8.500                52              9.113               11.500
      7               6.783                 8.500                53              8.815               11.500
      8               6.783                 8.500                54              9.104               11.783
      9               7.509                 8.500                55              8.806               11.500
     10               6.781                 8.500                56              8.802               11.500
     11               7.007                 8.500                57              9.740               12.598
     12               6.786                 8.500                58              8.793               11.500
     13               7.008                 8.500                59              9.082               11.965
     14               6.781                 8.500                60              8.785               11.732
     15               6.780                 8.500                61              9.073               12.115
     16               7.006                 8.500                62              8.776               12.000
     17               6.780                 8.500                63              8.772               12.000
     18               7.087                 8.500                64              9.060               12.085
     19               6.865                 8.500                65              8.763               12.000
     20               6.873                 8.500                66              9.051               12.066
     21               7.625                 8.500                67              8.755               12.000
     22               7.094                 8.500                68              8.750               12.000
     23               7.360                 8.500                69              9.683               12.896
     24               7.323                 8.500                70              8.742               12.000
     25               7.558                 9.500                71              9.028               12.016
     26               7.311                 9.500                72              8.733               12.000
     27               7.308                 9.500                73              9.019               11.996
     28               7.675                 9.500          -------------------------------------------------------
     29               7.434                 9.500
     30               7.848                 9.500
     31               7.595                 9.500
     32               7.613                 9.500
     33               8.145                 9.500
     34               7.634                 9.500
     35               8.316                 9.500
     36               8.397                 9.500
     37               8.660                 10.500
     38               8.377                 10.500
     39               8.372                 10.500
     40               8.651                 10.500
     41               8.660                 10.500
     42               9.163                 10.500
     43               8.864                 10.500
     44               8.860                 10.500
     45               9.805                 11.104
     46               8.850                 10.500
--------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.150%, 6-Month LIBOR stays at 3.520%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                  Floating Rate Subordinate Available Funds Rate Schedule (1)
                                  -----------------------------------------------------------


--------------------------------------------------------     -----------------------------------------------------
                  Available Funds      Available Funds                        Available Funds     Available Funds
   Period            Rate (%)              Rate (%)              Period           Rate (%)           Rate (%)
--------------------------------------------------------     -----------------------------------------------------
                        (2)                    (3)                                   (2)                 (3)
      1                6.754                  6.754                47               9.282               11.058
      2                6.753                  8.500                48               8.982               11.021
      3                6.751                  8.500                49               9.270               11.500
      4                6.975                  8.500                50               8.968               11.500
      5                6.749                  8.500                51               8.964               11.500
      6                6.980                  8.500                52               9.260               11.500
      7                6.758                  8.500                53               8.958               11.500
      8                6.758                  8.500                54               9.250               12.055
      9                7.481                  8.500                55               8.946               11.659
     10                6.756                  8.500                56               8.943               11.658
     11                6.983                  8.500                57               9.897               12.899
     12                6.761                  8.500                58               8.936               11.647
     13                6.985                  8.500                59               9.230               12.282
     14                6.759                  8.500                60               8.929               12.029
     15                6.759                  8.500                61               9.223               12.424
     16                6.984                  8.500                62               8.922               12.015
     17                6.759                  8.500                63               8.918               12.007
     18                7.026                  8.500                64               9.212               12.399
     19                6.837                  8.500                65               8.911               11.991
     20                6.852                  8.500                66               9.204               12.382
     21                7.598                  8.500                67               8.904               11.974
     22                6.980                  8.500                68               8.900               11.966
     23                7.399                  8.500                69               9.849               13.239
     24                7.328                  8.500                70               8.892               11.950
     25                7.581                  9.500                71               9.185               12.339
     26                7.334                  9.500                72               8.885               11.933
     27                7.333                  9.500                73               9.177               12.322
     28                7.639                  9.500        -------------------------------------------------------
     29                7.493                  9.500
     30                7.882                  9.500
     31                7.631                  9.500
     32                7.652                  9.500
     33                8.199                  9.500
     34                7.677                  9.500
     35                8.459                  9.500
     36                8.502                  9.500
     37                8.778                 10.500
     38                8.494                 10.500
     39                8.492                 10.500
     40                8.774                 10.500
     41                8.814                 10.500
     42                9.296                 10.500
     43                8.996                 10.500
     44                8.992                 10.500
     45                9.953                 11.271
     46                8.985                 10.500
--------------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.150%, 6-Month LIBOR stays at 3.520%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Class 1A Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule       Cap Strike      Cap Ceiling             Notional Schedule       Cap Strike      Cap Ceiling
  Period             ($)                 (%)              (%)         Period        ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
    1           337,535,000          6.48005%          9.75000%         31      89,915,967              7.47286%       9.65766%
    2           332,482,438          6.47908%          9.75000%         32      81,091,459              7.49793%       9.64930%
    3           326,630,275          6.47789%          9.75000%         33      72,719,196              8.06325%       9.63641%
    4           319,988,430          6.70105%          9.75000%         34      64,824,344              7.52860%       9.62629%
    5           312,587,991          6.47594%          9.75000%         35      57,377,330              8.47343%       9.47935%
    6           304,449,624          6.70710%          9.75000%         36      50,477,611              8.52658%       9.42394%
    7           295,614,178          6.48433%          9.74997%         37      44,187,347              8.82379%       9.85881%
    8           286,133,290          6.48415%          9.74960%         38      44,187,347              8.54376%       9.85647%
    9           276,039,419          7.20565%          9.74914%         39      44,187,347              8.54904%       9.84938%
    10          265,557,279          6.48416%          9.74922%         40      44,187,347              8.84073%       9.81797%
    11          254,970,361          6.71240%          9.74703%         41      44,187,347              9.03209%       9.63005%
    12          244,455,284          6.48922%          9.74713%         42      44,187,347              9.55541%       9.55541%
    13          234,263,183          6.71480%          9.74699%         43      44,187,347              9.24194%       9.45117%
    14          224,393,679          6.49040%          9.74665%         44      44,187,347              9.24012%       9.42982%
    15          214,596,921          6.49140%          9.74623%         45      44,187,347             10.25446%      10.25446%
    16          205,123,717          6.71566%          9.74609%         46      44,187,347              9.23569%       9.41441%
    17          195,934,483          6.49072%          9.74306%         47      44,187,347              9.65891%       9.65891%
    18          187,048,946          6.72229%          9.74240%         48      44,187,347              9.39770%       9.39770%
    19          178,456,398          6.56294%          9.74259%         49      44,187,347              9.71708%       9.71708%
    20          170,148,575          6.58572%          9.74214%         50      44,187,347              9.39371%       9.67407%
    21          162,106,284          7.32662%          9.74034%         51      44,187,347              9.39128%       9.66754%
    22          154,361,691          6.62794%          9.74098%
    23          146,899,041          7.18790%          9.73727%
    24          139,622,972          7.08821%          9.73518%
    25          132,599,744          7.37269%          9.72589%
    26          125,781,273          7.13027%          9.72343%
    27          119,162,927          7.13145%          9.72142%
    28          112,764,819          7.39053%          9.71751%
    29          105,763,546          7.34958%          9.71404%
    30           98,016,412          7.72249%          9.69954%
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Class 2A Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule       Cap Strike      Cap Ceiling             Notional Schedule       Cap Strike      Cap Ceiling
  Period             ($)                 (%)              (%)         Period        ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
    1           308,465,000          6.53027%          8.25000%         38      44,319,266              8.30599%       9.76074%
    2           303,391,752          6.52867%          8.25000%         39      44,319,266              8.30274%       9.75131%
    3           297,637,332          6.52641%          8.25000%         40      44,319,266              8.59798%       9.58168%
    4           291,216,503          6.75081%          8.24784%         41      44,319,266              8.66155%       9.58604%
    5           284,146,215          6.52642%          8.23744%         42      44,319,266              9.22716%       9.36634%
    6           276,571,746          6.75678%          8.23666%         43      44,319,266              8.91853%       9.38879%
    7           268,508,903          6.53536%          8.23167%         44      44,319,266              8.91458%       9.38459%
    8           259,976,883          6.53585%          8.22840%         45      44,319,266              9.89199%       9.89199%
    9           251,019,150          7.26194%          8.22616%         46      44,319,266              8.90983%       9.28773%
    10          241,713,108          6.53351%          8.22749%         47      44,319,266              9.31228%       9.31228%
    11          232,354,074          6.76102%          8.21687%         48      44,319,266              9.09243%       9.09243%
    12          222,967,797          6.54143%          8.21562%         49      44,319,266              9.38566%       9.71799%
    13          213,865,611          6.76418%          8.21065%         50      44,319,266              9.07049%       9.76455%
    14          204,742,989          6.53731%          8.20957%         51      44,319,266              9.06594%       9.76553%
    15          195,921,002          6.53638%          8.20951%         52      44,319,266              9.37844%       9.71322%
    16          187,389,171          6.76175%          8.20692%         53      44,319,266              9.07864%       9.43468%
    17          179,137,682          6.53674%          8.19812%         54      43,131,663              9.40533%       9.40533%
    18          171,157,090          6.84425%          8.19234%         55      41,617,744              9.08942%       9.19292%
    19          163,441,765          6.62278%          8.19029%         56      40,456,645              9.08489%       9.19715%
    20          155,973,308          6.63124%          8.18781%         57      39,328,097             10.07979%      10.07979%
    21          148,791,972          7.38503%          8.17982%         58      38,231,139              9.08122%       9.20410%
    22          141,857,651          6.85304%          8.18535%         59      37,164,922              9.40119%       9.40119%
    23          135,185,631          7.11992%          8.17233%         60      36,129,018              9.10216%       9.10216%
    24          128,756,262          7.09921%          8.14741%         61      35,122,215              9.40903%       9.40903%
    25          121,960,838          7.33853%          9.13877%         62      34,143,594              9.09263%       9.37792%
    26          115,424,677          7.09255%          9.13883%         63      33,192,356              9.08764%       9.38250%
    27          109,116,316          7.09155%          9.13454%         64      32,267,728              9.39886%       9.39886%
    28          102,942,691          7.48460%          9.12903%         65      31,368,962              9.09415%       9.40821%
    29           96,918,925          7.24528%          9.12539%         66      30,495,327              9.41628%       9.41628%
    30           89,992,662          7.66906%          9.06726%         67      29,646,119              9.09952%       9.43245%
    31           83,354,550          7.41490%          9.06425%         68      28,820,646              9.09450%       9.43713%
    32           75,757,487          7.43349%          9.05717%         69      28,018,241             10.08996%      10.08996%
    33           68,599,640          7.97052%          9.03365%         70      27,238,254              9.08894%       9.45103%
    34           61,882,061          7.48772%          8.93669%         71      26,480,054              9.40721%       9.40721%
    35           55,585,242          8.17900%          8.90927%         72      25,743,027              9.10628%       9.48749%
    36           49,694,778          8.32052%          8.77977%
    37           44,319,266          8.59123%          9.75171%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                       Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule       Cap Strike      Cap Ceiling             Notional Schedule       Cap Strike      Cap Ceiling
  Period             ($)                 (%)              (%)         Period        ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
     1          142,400,000          7.50463%          9.25060%         31     142,400,000              7.44518%       9.11305%
     2          142,400,000          6.50276%          8.25000%         32     142,400,000              7.72440%       9.36254%
     3          142,400,000          6.72609%          8.47503%         33     142,400,000              7.48549%       8.55386%
     4          142,400,000          6.49981%          8.02397%         34     142,400,000              7.76772%       9.29440%
     5          142,400,000          6.50004%          8.24400%         35     142,400,000              8.05597%       8.66902%
     6          142,400,000          7.22945%          8.74226%         36     142,400,000              8.42819%       8.85510%
     7          142,400,000          6.50870%          8.24124%         37     142,400,000              8.71274%       9.80767%
     8          142,400,000          6.73413%          8.46477%         38     136,678,546              8.43005%       9.81069%
     9          142,400,000          6.50841%          7.51405%         39     127,635,431              8.72050%      10.09180%
    10          142,400,000          6.73298%          8.46410%         40     119,673,043              8.43497%       9.41530%
    11          142,400,000          6.51028%          8.00729%         41     112,644,670              8.85467%       9.60898%
    12          142,400,000          6.51415%          8.23208%         42     106,376,539              9.25000%       9.26520%
    13          142,400,000          6.73838%          8.22964%         43     100,613,005              9.08726%       9.42134%
    14          142,400,000          6.51280%          8.22895%         44      95,236,732              9.39565%       9.71935%
    15          142,400,000          6.73830%          8.45412%         45      90,020,773              9.08149%       9.08149%
    16          142,400,000          6.51226%          8.00198%         46      84,953,537              9.39112%       9.66494%
    17          142,400,000          6.51270%          8.22161%         47      80,031,252              9.17923%       9.17923%
    18          142,400,000          7.28271%          8.72068%         48      75,256,561              9.25218%       9.25218%
    19          142,400,000          6.59152%          8.21763%         49      70,622,521              9.50000%       9.61850%
    20          142,400,000          6.83604%          8.44478%         50      66,119,957              9.23994%       9.71711%
    21          142,400,000          6.61859%          7.47552%         51      61,745,441              9.50000%       9.97742%
    22          142,400,000          6.96828%          8.44727%         52      57,495,200              9.23651%       9.34648%
    23          142,400,000          6.91656%          7.96738%         53      53,365,713              9.25584%       9.32414%
    24          142,400,000          7.09346%          8.19326%
    25          142,400,000          7.35638%          9.18429%
    26          142,400,000          7.11226%          9.18304%
    27          142,400,000          7.35781%          9.42535%
    28          142,400,000          7.18753%          8.92734%
    29          142,400,000          7.29978%          9.17171%
    30          142,400,000          8.26462%          9.70402%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----

Total Number of Loans                       2,102
Total Outstanding Balance            $291,426,371
Average Loan Balance                     $138,642           $1,242 to $607,500
WA Mortgage Rate                            7.463%          4.700% to 15.625%
Net WAC                                     6.954%          4.191% to 15.116%
ARM Characteristics
     WA Gross Margin                       6.788%           3.500% to 11.500%
     WA Months to First Roll                   29                1 to 36
     WA First Periodic Cap                  1.807%          1.000% to 3.000%
     WA Subsequent Periodic Cap             1.397%          1.000% to 2.000%
     WA Lifetime Cap                       14.257%         10.700% to 21.500%
     WA Lifetime Floor                      7.410%          4.500% to 14/500%
WA Original Term (months)                     358              180 to 360
WA Remaining Term (months)                    355               11 to 360
WA LTV                                     70.15%            5.99% to 100.00%
     Percentage of Pool with CLTV > 100%    0.00%

WA FICO                                       591

Secured by (% of pool)    1st Liens       100.00%
                          2nd Liens         0.00%
Prepayment Penalty at Loan Orig
  (% of all loans)                         75.34%



-----------------------------------------------------------------------------------------------------------------------------------
    Top 5 States:        Top 5 Prop:        Doc Types:       Purpose Codes:       Occ Codes:        Grades:       Orig PP Term:
CA           30.49%   SFR       72.09%   FULL     69.71%   RCO         53.97%  OO       99.29%    A     64.73%   0          24.66%
FL            7.67%   PUD       12.17%   STATED   30.13%   PUR         42.18%  INV       0.69%    A-     6.83%   6           0.11%
MA            5.27%   CND        8.34%   SIMPLE    0.17%   RNC          3.84%  2H        0.03%    B     10.89%   12          4.78%
VA            3.86%   2 FAM      5.50%                                                            C     10.49%   24         31.03%
NY            3.79%   3 FAM      0.78%                                                            C-     4.75%   36         39.42%
                                                                                                  D      2.31%


-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-1

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                 Group 1

                        ARM and Fixed     $291,426,371

                             Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Program
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                        $2,821,891     20      0.97      $141,095       6.683    359.25    554   68.0
2/28 LIB6M                      $71,201,111    542     24.43      $131,367       7.416    352.88    593   72.6
2/28 LIB6M - IO - 24            $24,301,552    130      8.34      $186,935       6.765    359.23    608   77.5
2/28 LIB6M - IO - 60             $2,994,798     18      1.03      $166,378       6.778    357.21    608   77.5
3/27 LIB6M                     $134,398,115  1,022     46.12      $131,505       7.698    357.22    581   68.8
3/27 LIB6M - IO - 36            $31,050,072    171     10.65      $181,579       6.978    359.24    607   73.8
3/27 LIB6M - IO - 60             $2,713,352     14      0.93      $193,811       6.783    357.31    610   65.7
15Yr Fixed                       $1,950,697     27      0.67       $72,248       8.009    168.97    581   52.2
15Yr Fixed - CC                    $842,608     11      0.29       $76,601       8.176    178.03    587   59.6
20Yr Fixed                          $37,838      1      0.01       $37,838      11.250    234.00    573   60.0
30Yr Fixed                      $12,642,786     96      4.34      $131,696       7.728    356.64    611   54.0
30Yr Fixed - CC                  $5,003,885     40      1.72      $125,097       8.343    359.21    578   64.2
30Yr Fixed - IO - 60             $1,246,000      6      0.43      $207,667       7.301    359.04    616   62.5
30/15 Fixed Balloon                $221,666      4      0.08       $55,416      10.593    157.83    566   53.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $269,480,891  1,917     92.47      $140,574       7.426    356.51    590   71.2
Fixed 180                        $3,014,971     42      1.03       $71,785       8.246    170.68    582   54.4
Fixed 240                           $37,838      1      0.01       $37,838      11.250    234.00    573   60.0
Fixed 360                       $18,892,671    142      6.48      $133,047       7.862    357.48    603   57.2
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                 $523,984     32      0.18       $16,374      11.315    241.15    573   60.4
$25,000.01 - $50,000.00          $5,684,722    139      1.95       $40,897      10.041    308.02    562   60.6
$50,000.01 - $75,000.00         $21,944,740    358      7.53       $61,298       8.876    344.29    578   73.7
$75,000.01 - $100,000.00        $21,898,779    251      7.51       $87,246       8.185    349.34    582   69.7
$100,000.01 - $150,000.00       $65,066,387    519     22.33      $125,369       7.466    355.52    593   69.8
$150,000.01 - $200,000.00       $66,862,884    385     22.94      $173,670       7.100    357.89    595   68.3
$200,000.01 - $250,000.00       $47,441,479    212     16.28      $223,781       7.117    357.16    586   69.5
$250,000.01 - $300,000.00       $35,191,557    128     12.08      $274,934       7.064    359.03    594   72.7
$300,000.01 - $350,000.00       $20,028,036     62      6.87      $323,033       6.894    359.09    595   71.7
$350,000.01 - $400,000.00        $2,630,108      7      0.90      $375,730       7.025    359.16    651   78.5
$400,000.01 - $450,000.00        $2,529,726      6      0.87      $421,621       8.289    358.51    619   71.0
$450,000.01 - $500,000.00          $457,600      1      0.16      $457,600       9.625    359.00    598   80.0


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-2

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                 Group 1

                        ARM and Fixed     $291,426,371

                             Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00          $558,870      1      0.19      $558,870       8.625     359.00   582   80.0
$600,000.01 - $650,000.00          $607,500      1      0.21      $607,500       7.500     359.00   585   90.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463     354.63   591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                          $1,041,222     12      0.36       $86,768       8.327    354.33    582   72.4
Alaska                              $84,962      1      0.03       $84,962       9.900    359.00    537   33.3
Arizona                          $9,183,971     77      3.15      $119,272       7.158    355.42    604   74.5
Arkansas                           $358,547      7      0.12       $51,221       9.253    296.06    599   64.3
California                      $88,853,625    435     30.49      $204,261       6.945    356.88    590   66.5
Colorado                         $9,220,185     65      3.16      $141,849       6.853    358.85    606   77.3
Connecticut                      $6,212,484     37      2.13      $167,905       7.842    358.02    576   64.5
Delaware                           $547,279      6      0.19       $91,213       7.538    348.66    579   72.5
District of Columbia               $911,394      6      0.31      $151,899       8.667    347.68    581   56.0
Florida                         $22,351,145    162      7.67      $137,970       7.426    355.21    599   72.2
Georgia                          $4,997,756     46      1.71      $108,647       8.173    351.66    585   73.4
Hawaii                           $3,300,789     14      1.13      $235,771       6.646    359.11    620   66.6
Idaho                              $784,264     10      0.27       $78,426       8.034    350.78    588   76.6
Illinois                         $7,921,289     66      2.72      $120,020       7.639    354.18    602   73.7
Indiana                          $2,414,184     32      0.83       $75,443       8.174    352.53    611   81.2
Iowa                               $420,128      6      0.14       $70,021       9.810    353.34    576   64.0
Kansas                             $609,333      6      0.21      $101,555       7.771    349.82    591   77.0
Kentucky                         $1,426,142     19      0.49       $75,060       8.504    353.56    579   85.2
Louisiana                        $1,815,310     23      0.62       $78,927       7.949    352.29    582   75.2
Maine                              $127,500      1      0.04      $127,500       7.750    360.00    576   64.4
Maryland                         $9,676,257     63      3.32      $153,591       7.909    355.88    581   66.4
Massachusetts                   $15,352,648     82      5.27      $187,227       7.412    356.32    583   68.6
Michigan                         $8,685,786    109      2.98       $79,686       8.564    346.80    579   78.1
Minnesota                        $2,393,181     18      0.82      $132,955       7.747    349.51    619   67.6
Mississippi                      $1,142,817     13      0.39       $87,909       7.936    355.74    586   76.8
Missouri                         $4,361,892     43      1.50      $101,439       8.206    357.40    589   75.7
Montana                            $896,271     10      0.31       $89,627       7.979    344.96    625   80.7
Nebraska                           $785,525     10      0.27       $78,553       7.463    355.28    606   80.0
Nevada                           $8,157,972     53      2.80      $153,924       7.326    357.59    586   70.5
New Hampshire                    $2,550,032     18      0.88      $141,668       7.623    358.81    578   71.3
New Jersey                       $9,882,790     59      3.39      $167,505       8.219    355.09    599   68.9
New Mexico                       $1,404,041     11      0.48      $127,640       9.057    356.86    577   72.7
New York                        $11,046,317     58      3.79      $190,454       7.217    357.23    588   62.4
North Carolina                   $1,912,568     24      0.66       $79,690       8.578    329.68    570   65.2
North Dakota                       $318,954      4      0.11       $79,738       7.860    350.57    601   90.6


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-3

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                             $2,178,999     30      0.75       $72,633       8.996    358.81    569   81.6
Oklahoma                         $1,059,637     21      0.36       $50,459       8.797    346.27    587   80.7
Oregon                           $3,388,293     29      1.16      $116,838       7.153    347.97    621   74.1
Pennsylvania                     $4,362,847     55      1.50       $79,324       7.790    347.07    584   72.5
Rhode Island                     $2,388,931     16      0.82      $149,308       7.749    358.41    590   69.2
South Carolina                     $619,181      6      0.21      $103,197       8.729    351.30    532   63.2
Tennessee                        $4,820,350     50      1.65       $96,407       7.571    348.25    601   82.7
Texas                            $7,892,448    112      2.71       $70,468       8.277    332.15    597   74.3
Utah                             $2,170,128     21      0.74      $103,339       7.332    357.64    624   77.7
Vermont                             $84,894      1      0.03       $84,894       8.375    358.00    588   25.0
Virginia                        $11,255,824     72      3.86      $156,331       7.514    357.77    565   66.5
Washington                       $6,560,268     43      2.25      $152,564       6.942    356.55    596   74.4
West Virginia                      $686,476      9      0.24       $76,275       9.411    341.83    568   71.0
Wisconsin                        $2,673,644     30      0.92       $89,121       8.889    353.52    581   75.7
Wyoming                            $135,892      1      0.05      $135,892       7.150    359.00    644   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $33,147,203    280     11.37      $118,383       7.663    352.39    566   39.6
50.01 - 55.00                   $16,097,331    111      5.52      $145,021       7.196    352.31    563   52.8
55.01 - 60.00                   $20,539,015    144      7.05      $142,632       7.224    352.53    568   58.0
60.01 - 65.00                   $19,546,316    133      6.71      $146,965       7.526    353.59    570   63.2
65.01 - 70.00                   $32,421,008    211     11.12      $153,654       7.505    356.69    572   68.5
70.01 - 75.00                   $31,054,071    209     10.66      $148,584       7.643    351.27    577   73.9
75.01 - 80.00                  $115,432,053    801     39.61      $144,110       7.189    357.18    620   79.8
80.01 - 85.00                    $6,363,131     60      2.18      $106,052       8.192    347.54    566   84.4
85.01 - 90.00                    $6,862,914     56      2.35      $122,552       8.523    345.15    582   89.6
90.01 - 95.00                    $3,908,338     31      1.34      $126,075       8.982    356.20    575   94.3
95.01 - 100.00                   $6,054,991     66      2.08       $91,742       8.826    358.61    598   99.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      $570,439      3      0.20      $190,146       4.889    358.40    619   79.3
5.001 - 5.500                    $3,602,715     16      1.24      $225,170       5.371    358.58    611   70.4
5.501 - 6.000                   $26,540,953    147      9.11      $180,551       5.853    358.79    621   69.8
6.001 - 6.500                   $50,618,906    283     17.37      $178,865       6.346    357.08    610   70.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-4

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                   $57,014,973    348     19.56      $163,836       6.797    357.37    603   70.3
7.001 - 7.500                   $35,882,005    225     12.31      $159,476       7.305    357.74    589   68.8
7.501 - 8.000                   $37,852,721    260     12.99      $145,587       7.814    355.81    582   68.7
8.001 - 8.500                   $23,243,554    187      7.98      $124,297       8.313    354.80    585   70.6
8.501 - 9.000                   $20,523,502    172      7.04      $119,323       8.782    354.35    558   65.8
9.001 - 9.500                   $11,547,293    122      3.96       $94,650       9.336    349.60    549   71.2
9.501 - 10.000                  $10,216,991    119      3.51       $85,857       9.792    344.27    555   73.0
10.001 - 10.500                  $7,024,814     92      2.41       $76,357      10.296    331.83    553   79.2
10.501 - 11.000                  $3,110,046     42      1.07       $74,049      10.796    330.16    542   78.4
11.001 - 11.500                  $1,821,243     38      0.62       $47,927      11.328    322.13    559   72.8
11.501 - 12.000                    $976,850     22      0.34       $44,402      11.828    328.68    530   77.7
12.001 - 12.500                    $345,056      9      0.12       $38,340      12.311    286.58    571   77.1
12.501 - 13.000                    $213,321      6      0.07       $35,553      12.710    296.17    569   68.1
13.001 - 13.500                     $42,354      2      0.01       $21,177      13.407    108.67    531   62.9
13.501 - 14.000                    $125,452      4      0.04       $31,363      13.750    213.38    518   53.3
> 14.000                           $153,183      5      0.05       $30,637      14.636    280.44    550   61.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            $210,099,313  1,589     72.09      $132,221       7.487    353.82    588   69.5
PUD                             $35,467,223    230     12.17      $154,205       7.283    355.81    592   72.2
CND                             $24,310,703    172      8.34      $141,341       7.254    357.81    601   73.2
2 FAM                           $16,031,686     85      5.50      $188,608       7.791    357.65    592   69.6
3 FAM                            $2,286,959     11      0.78      $207,905       7.899    354.86    626   61.9
4 FAM                            $2,185,977      9      0.75      $242,886       7.922    354.77    627   74.9
CNDP                             $1,044,510      6      0.36      $174,085       6.857    357.40    623   71.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                            $157,296,178  1,104     53.97      $142,478       7.513    353.16    570   62.7
PUR                            $122,928,850    896     42.18      $137,197       7.371    357.49    618   79.9
RNC                             $11,201,343    102      3.84      $109,817       7.787    344.07    581   68.1
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-5

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                             $289,352,599  2,085     99.29      $138,778       7.461    354.63    591   70.2
INV                              $1,998,742     16      0.69      $124,921       7.836    355.81    586   62.6
2H                                  $75,030      1      0.03       $75,030       8.500    359.00    510   55.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1 - 120                            $245,181     10      0.08       $24,518      11.301     98.15    594   67.8
121 - 180                        $2,772,244     33      0.95       $84,007       7.977    176.96    581   53.2
181 - 300                        $9,843,273    184      3.38       $53,496      10.102    291.77    564   75.4
301 - 360                      $278,565,673  1,875     95.59      $148,568       7.362    358.85    592   70.1
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                           $203,140,132  1,508     69.71      $134,708       7.401    354.39    582   70.8
STATED INCOME                   $87,797,900    584     30.13      $150,339       7.592    355.54    610   68.7
SIMPLE                             $488,338     10      0.17       $48,834      10.219    293.48    532   73.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102   100.00       $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $50,366      1      0.02       $50,366       8.000    359.00    816   70.0
781 - 800                          $565,885      4      0.19      $141,471       6.413    356.49    793   78.8
761 - 780                          $316,068      3      0.11      $105,356       6.590    359.49    769   79.1
741 - 760                        $1,479,488      7      0.51      $211,355       6.412    357.65    753   76.9
721 - 740                        $2,927,545     19      1.00      $154,081       6.466    357.06    728   79.6
701 - 720                        $6,459,947     43      2.22      $150,231       7.006    355.69    710   78.9
681 - 700                        $7,304,080     55      2.51      $132,801       6.829    355.07    690   74.9
661 - 680                       $13,128,078     79      4.50      $166,178       6.991    357.73    670   76.7
641 - 660                       $21,270,023    143      7.30      $148,741       6.923    354.54    649   75.8
621 - 640                       $29,247,657    208     10.04      $140,614       7.039    355.85    630   72.0
601 - 620                       $38,237,626    255     13.12      $149,951       7.032    354.93    611   72.9
581 - 600                       $41,685,550    293     14.30      $142,272       7.257    355.90    591   72.8
561 - 580                       $33,936,024    249     11.64      $136,289       7.685    355.35    570   69.2



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-6

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
541 - 560                       $31,519,794    223     10.82      $141,344       7.802    352.93    550   62.5
521 - 540                       $30,134,575    232     10.34      $129,890       7.956    354.91    529   63.9
501 - 520                       $29,225,467    242     10.03      $120,766       8.378    353.66    511   64.7
<= 500                           $3,938,199     46      1.35       $85,613       9.578    325.97    492   71.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                              $188,651,722  1,305     64.73      $144,561       7.190    355.93    606   72.5
A-                              $19,900,804    156      6.83      $127,569       7.713    350.22    567   65.1
B                               $31,727,995    224     10.89      $141,643       7.659    352.46    563   65.7
C                               $30,580,583    241     10.49      $126,890       8.214    352.13    556   64.6
C-                              $13,841,010    115      4.75      $120,357       8.169    353.96    577   71.3
D                                $6,724,257     61      2.31      $110,234       8.622    354.45    552   62.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                               $71,871,969    558     24.66      $128,803       8.135    351.73    587   68.0
6                                  $326,042      2      0.11      $163,021       6.960    356.69    587   79.9
12                              $13,936,060     90      4.78      $154,845       7.675    357.39    581   67.5
24                              $90,415,535    602     31.03      $150,192       7.088    356.69    597   73.6
36                             $114,876,765    850     39.42      $135,149       7.315    354.50    589   69.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $291,426,371  2,102    100.00      $138,642       7.463    354.63    591   70.1
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll                         (Excludes      185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                          WA        CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION              MTR        BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                     3     $12,490,167    199      4.63       $62,765       9.361    307.99    562   73.7
13 - 18                  17      $2,691,324     20      1.00      $134,566       6.961    353.31    595   72.0
19 - 24                  23     $89,654,119    565     33.27      $158,680       7.044    358.85    599   73.9
25 - 31                  30      $3,130,315     22      1.16      $142,287       6.977    354.11    609   73.7
32 - 37                  35    $161,514,965  1,111     59.94      $145,378       7.505    359.06    586   69.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-7

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Margin                                 (Excludes      185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $4,074,495     23      1.51      $177,152       6.594    357.58    575   71.2
4.001 - 5.000                    $9,556,114     59      3.55      $161,968       6.548    358.72    580   60.3
5.001 - 6.000                   $61,325,070    418     22.76      $146,711       6.864    356.19    600   71.4
6.001 - 7.000                   $92,522,151    617     34.33      $149,955       7.083    356.15    604   72.4
7.001 - 8.000                   $66,606,461    492     24.72      $135,379       7.860    356.16    577   70.4
8.001 - 9.000                   $25,984,421    209      9.64      $124,327       8.492    357.90    570   71.4
9.001 - 10.000                   $7,566,205     79      2.81       $95,775       9.505    358.25    548   72.9
10.001 - 11.000                  $1,622,935     17      0.60       $95,467      10.375    357.33    548   86.2
11.001 - 12.000                    $223,038      3      0.08       $74,346      11.383    358.49    579   92.5
-----------------------------------------------------------------------------------------------------------------------------------
6.788                          $269,480,891  1,917    100.00      $140,574      7.426     356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                          (Excludes      185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                    $152,567      1      0.06      $152,567       4.700    354.00    759   88.9
11.001 - 11.500                    $789,801      5      0.29      $157,960       5.500    353.04    623   69.2
11.501 - 12.000                  $5,463,749     30      2.03      $182,125       5.820    357.61    633   72.4
12.001 - 12.500                 $11,280,455     62      4.19      $181,943       6.129    357.52    607   69.9
12.501 - 13.000                 $28,847,688    166     10.70      $173,781       6.162    358.36    606   68.8
13.001 - 13.500                 $45,770,428    257     16.98      $178,095       6.455    358.76    608   71.1
13.501 - 14.000                 $50,984,147    315     18.92      $161,854       6.906    358.80    598   71.0
14.001 - 14.500                 $31,230,416    211     11.59      $148,011       7.397    358.46    583   69.7
14.501 - 15.000                 $29,380,552    204     10.90      $144,022       7.910    358.43    580   71.0
15.001 - 15.500                 $19,765,838    153      7.33      $129,188       8.377    357.72    585   72.6
15.501 - 16.000                 $16,695,634    141      6.20      $118,409       8.852    355.94    563   69.6
16.001 - 16.500                  $9,818,287    109      3.64       $90,076       9.418    349.64    549   73.1
16.501 - 17.000                  $8,555,861     95      3.17       $90,062       9.846    344.30    556   76.1
17.001 - 17.500                  $5,264,986     69      1.95       $76,304      10.300    339.49    552   81.1
17.501 - 18.000                  $2,557,422     34      0.95       $75,218      10.795    330.80    545   80.8
18.001 - 18.500                  $1,414,244     30      0.52       $47,141      11.388    325.82    561   72.5
18.501 - 19.000                    $974,953     21      0.36       $46,426      11.924    334.45    529   77.6
19.001 - 19.500                    $251,665      6      0.09       $41,944      12.346    312.46    570   78.5
> 19.500                           $282,195      8      0.10       $35,274      13.383    302.01    567   67.7
-----------------------------------------------------------------------------------------------------------------------------------
14.257                         $269,480,891  1,917    100.00      $140,574      7.426     356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                         (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                            $3,022,513     22      1.12      $137,387       6.682    358.52    565   68.9



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-8

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                         (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                          $209,485,592  1,479     77.74      $141,640       7.489    356.79    590   72.0
2.000                            $1,098,165     10      0.41      $109,817       8.256    345.07    596   64.1
3.000                           $55,874,620    406     20.73      $137,622       7.215    355.57    590   68.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Subsequent Periodic Rate Cap                      (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $55,489,445    410     20.59      $135,340       7.209    355.38    589   68.9
1.500                          $213,861,554  1,506     79.36      $142,006       7.483    356.80    590   71.8
2.000                              $129,891      1      0.05      $129,891       6.900    359.00    548   76.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Lifetime Rate Floor                     (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                      $600,571      4      0.22      $150,143       5.026    355.11    619   79.5
5.001 - 6.000                   $29,801,737    161     11.06      $185,104       5.818    358.53    617   70.4
6.001 - 7.000                  $102,312,638    604     37.97      $169,392       6.591    358.72    606   71.4
7.001 - 8.000                   $65,838,663    433     24.43      $152,052       7.568    358.44    582   69.8
8.001 - 9.000                   $39,636,598    321     14.71      $123,478       8.539    356.66    572   70.1
9.001 - 10.000                  $19,799,576    216      7.35       $91,665       9.571    348.61    550   74.3
> 10.000                        $11,491,107    178      4.26       $64,557      10.816    333.70    550   78.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date                      (Excludes     185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/05                            $3,069,006     56      1.14       $54,804      10.050    292.67    553   75.3
08/05                            $2,721,229     53      1.01       $51,344      10.329    292.50    559   75.1
09/05                            $1,658,015     32      0.62       $51,813      10.093    294.85    569   76.3
10/05                              $523,918      7      0.19       $74,845       8.607    331.31    561   76.1
11/05                            $2,031,367     22      0.75       $92,335       7.852    341.94    569   66.5
12/05                            $2,486,633     29      0.92       $85,746       8.355    319.99    564   73.9
09/06                               $79,503      1      0.03       $79,503       7.990    351.00    560   80.0
10/06                              $289,795      2      0.11      $144,897       7.443    352.00    595   80.0
11/06                            $1,048,899      8      0.39      $131,112       7.623    353.00    575   71.0
12/06                            $1,273,128      9      0.47      $141,459       6.241    354.00    614   70.5



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-9

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 1

                        ARM and Fixed     $291,426,371

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date        (Excludes 185 Fixed Rate Mortages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
01/07                            $1,602,305     13      0.59      $123,254       6.777    355.00    569   62.8
02/07                            $2,381,803     15      0.88      $158,787       7.056    356.00    568   62.3
03/07                            $5,025,026     41      1.86      $122,562       7.415    357.04    579   71.5
04/07                           $16,351,668    115      6.07      $142,188       7.000    358.04    603   71.3
05/07                           $38,371,227    230     14.24      $166,831       6.974    359.00    603   74.6
06/07                           $25,922,089    151      9.62      $171,669       7.120    360.00    600   76.6
10/07                              $369,851      2      0.14      $184,925       7.301    352.00    583   68.8
11/07                              $412,270      3      0.15      $137,423       6.174    353.00    626   80.0
12/07                              $843,087      6      0.31      $140,515       6.143    354.00    684   73.2
01/08                            $1,505,108     11      0.56      $136,828       7.585    355.00    569   73.4
02/08                            $1,102,185      7      0.41      $157,455       6.831    356.00    588   67.1
03/08                            $2,538,078     22      0.94      $115,367       7.569    357.00    571   65.2
04/08                           $24,955,508    180      9.26      $138,642       7.558    358.03    580   63.7
05/08                           $90,448,314    602     33.56      $150,246       7.579    359.00    584   69.3
06/08                           $42,470,880    300     15.76      $141,570       7.330    360.00    596   73.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $269,480,891  1,917    100.00      $140,574       7.426    356.51    590   71.2
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-10

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report


Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----

Total Number of Loans                              1,198
Total Outstanding Balance                   $258,570,929
Average Loan Balance                            $215,835  $7,676 to $1,000,000
WA Mortgage Rate                                  7.516%  4.870% to 15.375%
Net WAC                                           7.007%  4.361% to 14.866%
ARM Characteristics
     WA Gross Margin                              6.806%  2.750% to 11.850%
     WA Months to First Roll                          28       1 to 59
     WA First Periodic Cap                        1.748%  1.000% to 3.000%
     WA Subsequent Periodic Cap                   1.414%  1.000% to 2.000%
     WA Lifetime Cap                             14.331% 10.900% to 22.375%
     WA Lifetime Floor                            7.461%  4.870% to 15.375%
WA Original Term (months)                            356     180 to 360
WA Remaining Term (months)                           351      77 to 360
WA LTV                                            71.73%  15.39% to 100.00%
     Percentage of Pool with CLTV > 100%           0.00%

WA FICO                                              599

Secured by (% of pool)    1st Liens              100.00%
                          2nd Liens                0.00%
Prepayment Penalty at Loan Orig (% of all loans)  73.75%



-----------------------------------------------------------------------------------------------------------------------------------
    Top 5 States:        Top 5 Prop:        Doc Types:       Purpose Codes:       Occ Codes:        Grades:       Orig PP Term:
CA           37.55%   SFR       72.71%   FULL     62.41%   RCO         52.06%  OO       99.33%    A     65.53%   0          26.25%
FL            8.99%   PUD       18.94%   STATED   36.93%   PUR         43.23%  INV       0.37%    A-     6.34%   12          7.20%
MA            4.10%   CND        4.74%   SIMPLE    0.47%   RNC          4.71%  2H        0.31%    B     11.37%   24         29.35%
NY            3.88%   2 FAM      2.50%   ALT       0.18%                                          C     10.74%   36         28.60%
TX            3.86%   CNDP       0.43%                                                            C-     3.97%   60          8.60%
                                                                                                  D      2.06%


-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-1

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------------
                                                    Program
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $3,249,435     14      1.26      $232,102      6.934     354.49    549   76.5
2/28 LIB6M                     $56,876,097    351     22.00      $162,040      7.875     346.68    589   73.3
2/28 LIB6M - IO - 24           $28,851,571     75     11.16      $384,688      6.831     359.13    615   79.4
2/28 LIB6M - IO - 60            $2,615,260     10      1.01      $261,526      6.539     357.82    607   79.1
3/27 LIB6M                     $95,848,296    405     37.07      $236,662      7.629     356.82    587   71.0
3/27 LIB6M - IO - 36           $36,638,354    107     14.17      $342,415      7.187     359.04    617   74.1
3/27 LIB6M - IO - 60            $1,291,700      4      0.50      $322,925      6.423     357.56    610   68.0
5/25 LIB6M                        $137,756      1      0.05      $137,756      5.750     359.00    711   70.0
15Yr Fixed                      $3,886,197     47      1.50       $82,685      7.987     172.39    608   51.3
15Yr Fixed - CC                 $1,103,428     13      0.43       $84,879      8.617     175.14    601   55.8
30Yr Fixed                     $19,154,723    114      7.41      $168,024      7.421     357.61    629   61.5
30Yr Fixed - CC                 $7,563,535     48      2.93      $157,574      8.246     358.94    586   64.3
30Yr Fixed - IO - 60            $1,037,264      5      0.40      $207,453      6.219     357.38    659   59.0
30/15 Fixed Balloon               $317,315      4      0.12       $79,329     11.449     103.32    494   79.3
----------------------------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $225,508,467    967     87.21      $233,204      7.486     354.90    596   73.3
Fixed 180                       $5,306,939     64      2.05       $82,921      8.325     168.83    600   53.9
Fixed 360                      $27,755,522    167     10.73      $166,201      7.601     357.96    618   62.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                $824,973     42      0.32       $19,642     11.274     241.92    579   59.8
$25,000.01 - $50,000.00         $3,950,799    103      1.53       $38,357     10.645     284.90    593   63.9
$50,000.01 - $75,000.00         $6,621,341    110      2.56       $60,194      9.819     295.66    582   68.6
$75,000.01 - $100,000.00        $5,507,166     62      2.13       $88,825      8.958     318.07    579   63.7
$100,000.01 - $150,000.00      $21,148,087    169      8.18      $125,137      7.945     341.54    597   71.1
$150,000.01 - $200,000.00      $31,968,811    183     12.36      $174,693      7.499     352.07    593   72.5
$200,000.01 - $250,000.00      $27,030,549    121     10.45      $223,393      7.309     357.54    605   69.6
$250,000.01 - $300,000.00      $30,254,052    110     11.70      $275,037      7.203     357.63    604   72.6
$300,000.01 - $350,000.00      $21,500,871     66      8.32      $325,771      7.224     352.47    598   69.2
$350,000.01 - $400,000.00      $30,481,905     81     11.79      $376,320      7.262     356.82    598   71.8
$400,000.01 - $450,000.00      $20,694,771     48      8.00      $431,141      7.274     357.70    594   73.0
$450,000.01 - $500,000.00      $20,845,779     43      8.06      $484,786      7.302     358.93    593   72.5
$500,000.01 - $550,000.00       $9,512,891     18      3.68      $528,494      7.379     359.38    611   81.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-2

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                      BALANCE   LOANS     TOTAL       BALANCE       WAC        TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00      $11,495,409     20      4.45      $574,770      7.678     359.10    590   78.2
$600,000.01 - $650,000.00       $4,475,232      7      1.73      $639,319      7.141     352.96    622   71.1
$650,000.01 - $700,000.00       $3,422,500      5      1.32      $684,500      6.952     359.40    661   77.7
$700,000.01 - $750,000.00         $750,000      1      0.29      $750,000      6.500     359.00    586   62.5
$750,000.01 - $800,000.00       $2,342,231      3      0.91      $780,744      6.941     359.00    592   62.0
$800,000.01 - $850,000.00         $839,250      1      0.32      $839,250      7.625     360.00    619   75.0
> $900,000.00                   $4,904,314      5      1.90      $980,863      6.779     358.80    600   66.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                      BALANCE   LOANS     TOTAL       BALANCE       WAC        TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                           $522,992      4      0.20      $130,748      8.382     358.41    584   72.3
Alaska                            $170,896      1      0.07      $170,896      8.500     359.00    558   64.5
Arizona                         $9,114,186     49      3.52      $186,004      7.133     353.28    606   74.8
Arkansas                          $205,200      2      0.08      $102,600      7.044     360.00    597   76.2
California                     $97,081,241    284     37.55      $341,835      7.025     357.29    602   71.4
Colorado                        $6,446,755     27      2.49      $238,769      7.055     356.63    624   77.5
Connecticut                     $4,206,073     17      1.63      $247,416      8.010     357.90    580   73.6
Delaware                          $287,420      3      0.11       $95,807     10.969     325.71    610   81.7
District of Columbia              $369,751      1      0.14      $369,751      7.990     359.00    595   67.2
Florida                        $23,240,105    135      8.99      $172,149      7.812     346.72    587   69.3
Georgia                         $3,564,638     16      1.38      $222,790      7.902     352.44    587   77.0
Hawaii                          $4,086,471     11      1.58      $371,497      7.087     357.52    616   62.0
Idaho                           $1,913,449     10      0.74      $191,345      7.209     357.62    588   66.6
Illinois                        $5,511,440     30      2.13      $183,715      7.576     348.64    595   72.0
Indiana                         $1,488,676     18      0.58       $82,704      8.528     334.50    599   75.6
Iowa                              $223,171      3      0.09       $74,390      8.483     309.39    549   63.8
Kansas                            $198,072      2      0.08       $99,036     10.867     359.00    532   77.1
Kentucky                        $1,224,393     11      0.47      $111,308      8.443     347.86    624   79.4
Louisiana                       $1,905,893     16      0.74      $119,118      8.242     339.07    573   70.2
Maine                             $359,580      3      0.14      $119,860      9.989     322.69    537   71.7
Maryland                        $4,059,650     16      1.57      $253,728      7.746     348.19    601   69.4
Massachusetts                  $10,593,613     36      4.10      $294,267      7.862     358.55    570   70.8
Michigan                        $4,187,449     28      1.62      $149,552      8.618     349.82    592   78.3
Minnesota                       $1,795,081      7      0.69      $256,440      7.230     356.16    639   81.0
Mississippi                       $449,182      6      0.17       $74,864     10.085     322.16    534   75.9
Missouri                        $2,676,963     29      1.04       $92,309      8.308     344.95    612   75.4
Montana                           $921,505      8      0.36      $115,188      7.936     337.48    584   65.9
Nebraska                           $50,331      1      0.02       $50,331     10.625     359.00    588   95.0
Nevada                          $8,393,451     35      3.25      $239,813      7.127     355.41    612   71.7
New Hampshire                   $1,794,044      8      0.69      $224,255      7.407     358.60    587   78.1



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-3

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                      BALANCE   LOANS     TOTAL       BALANCE       WAC        TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                      $9,861,197     28      3.81      $352,186      8.008     348.98    592   74.3
New Mexico                      $1,606,120      9      0.62      $178,458      8.620     348.53    546   69.7
New York                       $10,044,509     37      3.88      $271,473      7.403     345.82    612   62.2
North Carolina                  $1,335,809     15      0.52       $89,054      9.686     317.18    578   61.6
North Dakota                       $98,306      2      0.04       $49,153      8.678     328.06    630   87.7
Ohio                            $2,070,964     26      0.80       $79,652      8.206     328.07    588   74.3
Oklahoma                          $524,424      7      0.20       $74,918      8.784     320.58    608   77.6
Oregon                          $1,419,073     10      0.55      $141,907      6.781     354.54    615   74.8
Pennsylvania                    $3,568,863     26      1.38      $137,264      7.984     340.42    591   69.3
Rhode Island                    $1,273,675      5      0.49      $254,735      7.366     357.85    555   58.9
South Carolina                    $569,723      6      0.22       $94,954      7.606     327.75    645   60.1
South Dakota                      $110,325      1      0.04      $110,325      7.950     359.00    631   80.0
Tennessee                       $3,307,932     30      1.28      $110,264      8.637     323.93    591   77.5
Texas                           $9,991,534     90      3.86      $111,017      8.241     333.28    613   74.3
Utah                            $2,523,762     14      0.98      $180,269      7.841     351.79    614   77.4
Vermont                           $223,000      1      0.09      $223,000      7.750     360.00    609   56.0
Virginia                        $8,123,388     36      3.14      $225,650      8.033     347.88    589   76.5
Washington                      $3,371,683     24      1.30      $140,487      7.661     342.95    598   70.7
West Virginia                     $225,059      3      0.09       $75,020      9.925     359.47    543   64.5
Wisconsin                       $1,061,018      9      0.41      $117,891      8.242     350.92    613   75.2
Wyoming                           $218,895      2      0.08      $109,447      8.635     341.66    653   77.2
----------------------------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT    # OF     % OF        AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                      BALANCE   LOANS     TOTAL       BALANCE       WAC        TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $20,677,501    134      8.00      $154,310      7.404     336.18    590   40.8
50.01 - 55.00                  $11,994,631     56      4.64      $214,190      7.386     343.07    575   52.6
55.01 - 60.00                  $17,652,080     88      6.83      $200,592      7.503     348.08    579   58.1
60.01 - 65.00                  $20,907,598     94      8.09      $222,421      7.316     353.77    576   63.1
65.01 - 70.00                  $23,521,090    132      9.10      $178,190      7.878     349.20    570   68.4
70.01 - 75.00                  $32,837,834    136     12.70      $241,455      7.714     350.65    580   73.7
75.01 - 80.00                 $106,124,671    447     41.04      $237,415      7.229     357.08    624   79.8
80.01 - 85.00                   $8,400,199     50      3.25      $168,004      8.704     332.82    594   84.3
85.01 - 90.00                   $9,256,774     35      3.58      $264,479      8.339     351.59    575   89.6
90.01 - 95.00                   $4,458,244     15      1.72      $297,216      8.729     359.15    588   95.0
95.01 - 100.00                  $2,740,306     11      1.06      $249,119      7.767     358.62    642   99.8
-----------------------------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      2-4

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     $918,972      3      0.36      $306,324      4.925     359.69    660   80.0
5.001 - 5.500                   $2,746,765     10      1.06      $274,677      5.425     357.81    654   72.3
5.501 - 6.000                  $16,829,713     59      6.51      $285,249      5.851     354.28    639   72.1
6.001 - 6.500                  $44,625,040    157     17.26      $284,236      6.356     356.93    617   71.5
6.501 - 7.000                  $49,436,422    184     19.12      $268,676      6.829     356.13    609   69.1
7.001 - 7.500                  $39,064,900    139     15.11      $281,042      7.300     357.74    597   72.8
7.501 - 8.000                  $41,133,685    155     15.91      $265,379      7.774     354.60    594   70.8
8.001 - 8.500                  $15,760,953     81      6.10      $194,580      8.323     347.09    578   69.8
8.501 - 9.000                  $16,807,945     87      6.50      $193,195      8.794     350.97    558   73.8
9.001 - 9.500                   $9,170,579     64      3.55      $143,290      9.319     339.25    580   75.3
9.501 - 10.000                 $10,021,682     79      3.88      $126,857      9.783     338.02    560   77.5
10.001 - 10.500                 $3,203,081     41      1.24       $78,124     10.316     309.23    570   73.9
10.501 - 11.000                 $2,736,881     39      1.06       $70,176     10.821     289.68    541   77.1
11.001 - 11.500                 $1,727,172     23      0.67       $75,094     11.259     317.57    603   74.3
11.501 - 12.000                 $1,985,228     25      0.77       $79,409     11.733     315.13    547   76.4
12.001 - 12.500                 $1,024,354     16      0.40       $64,022     12.319     286.95    608   70.1
12.501 - 13.000                   $273,640      6      0.11       $45,607     12.671     301.27    530   63.2
13.001 - 13.500                   $553,790     12      0.21       $46,149     13.269     271.85    545   68.2
13.501 - 14.000                   $127,079      6      0.05       $21,180     13.801     208.14    548   59.8
> 14.000                          $423,049     12      0.16       $35,254     14.637     272.01    566   62.4
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                Property Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
SFR                           $188,008,260    904     72.71      $207,974      7.577     350.29    596   71.0
PUD                            $48,968,903    190     18.94      $257,731      7.296     355.89    602   74.3
CND                            $12,265,348     61      4.74      $201,071      7.321     357.80    620   75.4
2FAM                            $6,455,794     24      2.50      $268,991      7.670     343.09    595   68.1
CNDP                            $1,115,058      7      0.43      $159,294      7.103     353.99    683   77.6
4FAM                              $795,589      2      0.31      $397,794      7.734     359.28    598   80.0
MNF                               $497,168      6      0.19       $82,861      9.264     324.68    600   64.4
3FAM                              $464,810      4      0.18      $116,203      7.600     290.68    717   38.5
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                   Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
RCO                           $134,613,626    637     52.06      $211,324      7.614     347.78    578   65.6
PUR                           $111,788,319    479     43.23      $233,379      7.356     357.04    623   79.4
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                     2-5

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                   Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.           ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM     FICO   LTV
--------------------------------------------------------------------------------------------------------------
RNC                            $12,168,983     82      4.71      $148,402      7.896     339.94    600   68.7
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                  Occupancy
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS      REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC        TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
OO                            $256,825,614  1,187     99.33      $216,365      7.513     351.37    598   71.8
INV                               $953,532      8      0.37      $119,191      8.389     356.01    602   56.2
2H                                $791,782      3      0.31      $263,927      7.354     357.73    627   62.0
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1 - 120                           $543,401     13      0.21       $41,800     10.443      93.65    548   78.0
121 - 180                       $4,709,803     51      1.82       $92,349      8.073     175.93    605   50.7
181 - 300                      $13,632,861    218      5.27       $62,536     10.427     295.52    579   73.6
301 - 360                     $239,684,863    916     92.70      $261,665      7.333     358.62    600   72.0
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
FULL                          $161,371,835    798     62.41      $202,220      7.476     350.63    591   72.9
STATED INCOME                  $95,498,786    391     36.93      $244,242      7.566     353.82    611   69.8
SIMPLE                          $1,224,181      7      0.47      $174,883      9.273     265.92    595   71.5
ALT                               $476,127      2      0.18      $238,063      6.618     352.40    650   72.4
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
801 - 820                         $387,744      2      0.15      $193,872      5.923     352.11    811   78.2
781 - 800                         $537,539      2      0.21      $268,769      6.773     359.00    789   65.6
761 - 780                       $2,346,196      7      0.91      $335,171      6.833     359.79    769   79.7
741 - 760                         $833,985      9      0.32       $92,665      8.157     264.09    750   63.4
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-6

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report



--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
721 - 740                       $2,897,224     17      1.12      $170,425      6.686     348.28    729   75.7
701 - 720                       $4,226,810     24      1.63      $176,117      6.871     351.71    708   77.4
681 - 700                      $10,179,714     44      3.94      $231,357      6.755     352.28    690   77.0
661 - 680                      $14,581,950     67      5.64      $217,641      7.134     350.52    670   79.8
641 - 660                      $16,419,491     87      6.35      $188,730      7.347     347.84    649   75.0
621 - 640                      $33,396,029    133     12.92      $251,098      6.966     356.23    632   72.8
601 - 620                      $36,611,447    156     14.16      $234,689      7.352     352.11    611   71.3
581 - 600                      $41,719,192    168     16.13      $248,329      7.408     354.94    591   72.2
561 - 580                      $24,639,982    105      9.53      $234,666      7.614     352.82    570   69.1
541 - 560                      $21,953,229    117      8.49      $187,634      7.872     351.00    550   67.9
521 - 540                      $24,266,658    117      9.38      $207,407      8.211     351.46    529   68.6
501 - 520                      $20,749,440    108      8.02      $192,124      8.355     346.83    510   67.7
<= 500                          $2,824,299     35      1.09       $80,694     10.220     299.66    485   72.2
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
A                             $169,440,751    704     65.53      $240,683      7.238     354.26    613   73.2
A-                             $16,385,377     88      6.34      $186,197      7.685     344.96    584   70.8
B                              $29,399,461    159     11.37      $184,902      8.041     343.80    570   68.2
C                              $27,769,653    150     10.74      $185,131      8.042     346.55    571   67.0
C-                             $10,252,514     60      3.97      $170,875      8.225     351.52    559   74.8
D                               $5,323,173     37      2.06      $143,870      8.823     347.72    546   64.6
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
0                              $67,872,429    309     26.25      $219,652      8.119     350.08    598   71.0
12                             $18,618,921     57      7.20      $326,648      7.546     355.10    603   68.8
24                             $75,894,047    313     29.35      $242,473      7.229     355.09    597   76.3
36                             $73,954,746    330     28.60      $224,105      7.128     354.49    597   71.6
60                             $22,230,785    189      8.60      $117,623      7.920     329.61    603   61.4
--------------------------------------------------------------------------------------------------------------
                              $258,570,929  1,198    100.00      $215,835      7.516     351.41    599   71.7
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-7

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                           Range of Months to Roll          (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                      WA        CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION          MTR       BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                   4      $17,960,514    231      7.96       $77,751      9.740     308.40    575   73.8
13 - 18                17       $2,096,499     12      0.93      $174,708      6.367     353.42    612   70.4
19 - 24                23      $74,929,078    260     33.23      $288,189      7.083     358.94    601   76.0
25 - 31                29       $2,040,281     10      0.90      $204,028      6.693     353.37    611   74.9
32 - 37                35     $128,344,340    453     56.91      $283,321      7.439     359.10    595   71.7
>= 38                  59         $137,756      1      0.06      $137,756      5.750     359.00    711   70.0
--------------------------------------------------------------------------------------------------------------
                              $225,508,467    967    100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                               Range of Margin              (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $43,131      1      0.02       $43,131     11.125     295.00    683   70.0
3.001 - 4.000                   $1,223,316      6      0.54      $203,886      6.176     355.88    555   63.9
4.001 - 5.000                   $6,433,267     28      2.85      $229,760      6.518     357.07    582   65.9
5.001 - 6.000                  $53,950,454    220     23.92      $245,229      7.096     353.85    605   72.7
6.001 - 7.000                  $76,416,343    351     33.89      $217,710      7.114     354.44    611   73.4
7.001 - 8.000                  $60,030,522    244     26.62      $246,027      7.863     355.76    588   74.3
8.001 - 9.000                  $20,590,396     80      9.13      $257,380      8.425     356.52    566   72.5
9.001 - 10.000                  $5,846,109     31      2.59      $188,584      9.693     353.87    542   82.3
10.001 - 11.000                   $819,707      4      0.36      $204,927      9.403     357.20    535   64.8
11.001 - 12.000                   $155,223      2      0.07       $77,611     12.444     347.10    577   86.6
--------------------------------------------------------------------------------------------------------------
6.806                         $225,508,467    967    100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                            Range of Maximum Rates          (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                    $189,650    1      0.08       $189,650      5.900     359.00    639   80.0
11.001 - 11.500                    $822,380    3      0.36       $274,127      5.497     354.39    647   79.1
11.501 - 12.000                  $3,584,718   16      1.59       $224,045      5.649     356.35    634   69.9
12.001 - 12.500                  $6,928,614   31      3.07       $223,504      6.081     358.13    632   72.5
12.501 - 13.000                 $17,810,596   64      7.90       $278,291      6.246     358.01    617   73.6
13.001 - 13.500                 $38,625,457  130     17.13       $297,119      6.452     358.76    609   71.4
13.501 - 14.000                 $41,586,899  145     18.44       $286,806      6.916     359.03    603   70.9
14.001 - 14.500                 $35,703,233  120     15.83       $297,527      7.343     358.01    596   74.6
14.501 - 15.000                 $31,901,535  105     14.15       $303,824      7.852     357.44    591   74.5
15.001 - 15.500                 $11,089,645   53      4.92       $209,239      8.508     353.84    574   73.3
15.501 - 16.000                 $13,643,962   69      6.05       $197,739      9.019     349.29    554   75.9
16.001 - 16.500                  $7,075,602   46      3.14       $153,817      9.341     346.10    579   76.9
16.501 - 17.000                  $8,072,926   60      3.58       $134,549      9.868     339.51    559   78.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-8

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                            Range of Maximum Rates          (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
17.001 - 17.500                 $2,322,052     30      1.03       $77,402     10.388     322.26    558   72.9
17.501 - 18.000                 $2,123,447     28      0.94       $75,837     10.973     311.05    550   76.5
18.001 - 18.500                 $1,206,208     17      0.53       $70,953     11.273     329.42    600   75.1
18.501 - 19.000                 $1,145,950     16      0.51       $71,622     11.753     330.63    561   73.9
19.001 - 19.500                   $770,826     12      0.34       $64,236     12.324     298.79    603   70.6
> 19.500                          $904,768     21      0.40       $43,084     13.618     299.25    558   65.9
--------------------------------------------------------------------------------------------------------------
14.331                        $225,508,467    967    100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                            Initial Periodic Rate Cap       (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                           $3,630,830     16      1.61      $226,927      7.086     354.96    554   76.1
1.500                         $183,026,072    756     81.16      $242,098      7.511     355.44    598   74.0
2.000                             $505,787      3      0.22      $168,596      7.933     351.39    568   75.4
3.000                          $38,345,778    192     17.00      $199,718      7.400     352.37    589   69.9
--------------------------------------------------------------------------------------------------------------
                              $225,508,467    967    100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                            Subsequent Periodic Rate Cap    (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                          $39,057,515    197     17.32      $198,261      7.385     352.45    588   70.9
1.500                         $186,344,017    769     82.63      $242,320      7.507     355.41    598   73.8
2.000                             $106,935      1      0.05      $106,935      8.500     359.00    503   54.9
--------------------------------------------------------------------------------------------------------------
                              $225,508,467    967    100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                            Range of Lifetime Rate Floor    (Excludes  231  Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   $1,108,622      4      0.49      $277,156      5.092     359.57    656   80.0
5.001 - 6.000                  $17,336,775     62      7.69      $279,625      5.834     357.90    631   73.5
6.001 - 7.000                  $83,967,836    295     37.23      $284,637      6.604     358.90    609   71.9
7.001 - 8.000                  $70,616,151    237     31.31      $297,958      7.539     357.81    595   73.6
8.001 - 9.000                  $26,649,292    124     11.82      $214,914      8.658     353.35    562   73.7
9.001 - 10.000                 $16,328,546    110      7.24      $148,441      9.628     342.92    569   78.0
> 10.000                        $9,501,245    135      4.21       $70,380     11.214     316.86    563   73.3
--------------------------------------------------------------------------------------------------------------
                              $225,508,467    967    100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-9

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Group 2

                        ARM and Fixed     $258,570,929

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                       Next Interest Adjustment Date                    (Excludes    231 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
07/05                           $2,546,321    30       1.13       $84,877      9.690     297.90    562   70.7
08/05                           $1,561,631    16       0.69       $97,602      9.724     303.87    612   75.7
09/05                           $1,976,072    25       0.88       $79,043     10.276     295.35    587   75.1
10/05                           $4,469,439    64       1.98       $69,835     10.123     304.58    580   74.5
11/05                           $3,757,734    54       1.67       $69,588      9.837     312.65    573   73.8
12/05                           $3,649,318    42       1.62       $86,889      8.925     325.04    559   73.7
10/06                             $236,642     2       0.10      $118,321      6.174     352.00    565   71.2
11/06                             $737,149     4       0.33      $184,287      7.038     353.00    609   63.0
12/06                           $1,122,708     6       0.50      $187,118      5.967     354.00    623   75.1
01/07                             $345,130     2       0.15      $172,565      7.667     355.00    504   51.8
02/07                           $1,565,782     7       0.69      $223,683      7.529     356.00    556   62.2
03/07                           $2,170,498    13       0.96      $166,961      7.245     357.00    585   70.6
04/07                          $13,775,755    51       6.11      $270,113      7.091     358.03    589   72.4
05/07                          $37,774,067   119      16.75      $317,429      7.010     359.00    604   77.2
06/07                          $19,297,845    68       8.56      $283,792      7.154     360.00    611   78.2
09/07                             $169,791     1       0.08      $169,791      6.300     351.00    717   78.9
10/07                             $537,252     3       0.24      $179,084      7.219     352.00    567   77.2
11/07                             $443,488     2       0.20      $221,744      7.187     353.00    614   59.7
12/07                             $147,096     1       0.07      $147,096      5.950     354.00    606   80.0
01/08                             $742,654     3       0.33      $247,551      6.256     355.00    617   80.4
02/08                             $693,098     3       0.31      $231,033      8.187     356.00    544   64.3
03/08                           $1,550,415     5       0.69      $310,083      7.320     357.00    593   69.6
04/08                          $19,427,942    69       8.62      $281,564      7.425     358.05    599   68.9
05/08                          $70,788,619   241      31.39      $293,729      7.505     359.00    590   71.8
06/08                          $35,884,266   135      15.91      $265,809      7.308     360.00    605   73.4
05/10                             $137,756     1       0.06      $137,756      5.750     359.00    711   70.0
--------------------------------------------------------------------------------------------------------------
                              $225,508,467   967     100.00      $233,204      7.486     354.90    596   73.3
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-10

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report



 Summary of Loans in Statistical Calculation Pool                            Range
 (As of Calculation Date)
 Total Number of Loans                                             3,300
 Total Outstanding Balance                                  $549,997,300
 Average Loan Balance                                           $166,666     $1,242 to $1,000,000
 WA Mortgage Rate                                                 7.488%     4.700% to 15.625%
 Net WAC                                                          6.979%     4.191% to 15.116%
 ARM Characteristics
       WA Gross Margin                                            6.796%     2.750% to 11.850%
       WA Months to First Roll                                        29          1 to 59
       WA First Periodic Cap                                      1.780%     1.000% to 3.000%
       WA Subsequent Periodic Cap                                 1.405%     1.000% to 2.000%
       WA Lifetime Cap                                           14.291%    10.700% to 22.375%
       WA Lifetime Floor                                          7.434%     4.500% to 15.375%
 WA Original Term (months)                                           357        180 to 360
 WA Remaining Term (months)                                          353         11 to 360
 WA LTV                                                           70.89%      5.99% to 100.00%
       Percentage of Pool with CLTV > 100%                         0.00%
 WA FICO                                                             594
 Secured by (% of pool)  1st Liens                               100.00%
                         2nd Liens                                 0.00%
 Prepayment Penalty at Loan Orig (% of all loans)                 74.59%


------------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:           Doc Types:           Purpose Codes:      Occ Codes:        Grades:        Orig PP Term:
------------------------------------------------------------------------------------------------------------------------------------
 CA     33.81%     SFR         72.38%    FULL        66.28%     RCO       53.07%    OO       99.31%   A     65.11%     0      25.41%
 FL      8.29%     PUD         15.35%    STATED      33.33%     PUR       42.68%    INV       0.54%   A-     6.60%     6       0.06%
 MA      4.72%     CND          6.65%    SIMPLE       0.31%     RNC        4.25%    2H        0.16%   B     11.11%     12      5.92%
 NY      3.83%     2 FAM        4.09%    ALT          0.09%                                           C     10.61%     24     30.24%
 NJ      3.59%     4 FAM        0.54%                                                                 C-     4.38%     36     34.33%
                                                                                                      D      2.19%     60      4.04%
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                               Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                    Program
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $6,071,325     34      1.10      $178,568      6.817     356.70    552   72.6
2/28 LIB6M                    $128,077,207    893     23.29      $143,424      7.620     350.12    591   72.9
2/28 LIB6M - IO - 24           $53,153,123    205      9.66      $259,284      6.801     359.17    612   78.6
2/28 LIB6M - IO - 60            $5,610,058     28      1.02      $200,359      6.667     357.50    607   78.3
3/27 LIB6M                    $230,246,411  1,427     41.86      $161,350      7.669     357.05    584   69.7
3/27 LIB6M - IO - 36           $67,688,426    278     12.31      $243,484      7.091     359.13    612   74.0
3/27 LIB6M - IO - 60            $4,005,052     18      0.73      $222,503      6.667     357.39    610   66.4
5/25 LIB6M                        $137,756      1      0.03      $137,756      5.750     359.00    711   70.0
15Yr Fixed                      $5,836,894     74      1.06       $78,877      7.994     171.24    599   51.6
15Yr Fixed - CC                 $1,946,036     24      0.35       $81,085      8.426     176.39    595   57.5
20Yr Fixed                         $37,838      1      0.01       $37,838     11.250     234.00    573   60.0
30Yr Fixed                     $31,797,508    210      5.78      $151,417      7.543     357.22    622   58.5
30Yr Fixed - CC                $12,567,420     88      2.28      $142,812      8.284     359.05    583   64.3
30Yr Fixed - IO - 60            $2,283,264     11      0.42      $207,569      6.809     358.29    636   60.9
30/15 Fixed Balloon               $538,980      8      0.10       $67,373     11.097     125.74    524   68.7
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Original Term
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
ARM 360                       $494,989,358  2,884     90.00      $171,633      7.454     355.78    593   72.2
Fixed 180                       $8,321,911    106      1.51       $78,509      8.296     169.50    593   54.1
Fixed 240                          $37,838      1      0.01       $37,838     11.250     234.00    573   60.0
Fixed 360                      $46,648,193    309      8.48      $150,965      7.707     357.77    612   60.2
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00              $1,348,957     74      0.25       $18,229     11.290     241.62    577   60.0
$25,000.01 - $50,000.00         $9,635,520    242      1.75       $39,816     10.288     298.54    575   62.0
$50,000.01 - $75,000.00        $28,566,081    468      5.19       $61,039      9.095     333.02    579   72.6
$75,000.01 - $100,000.00       $27,405,945    313      4.98       $87,559      8.340     343.06    581   68.5
$100,000.01 - $150,000.00      $86,214,474    688     15.68      $125,312      7.584     352.09    594   70.1
$150,000.01 - $200,000.00      $98,831,694    568     17.97      $173,999      7.229     356.01    595   69.7
$200,000.01 - $250,000.00      $74,472,027    333     13.54      $223,640      7.186     357.30    593   69.5
$250,000.01 - $300,000.00      $65,445,609    238     11.90      $274,982      7.128     358.38    599   72.7
$300,000.01 - $350,000.00      $41,528,907    128      7.55      $324,445      7.065     355.66    596   70.4
$350,000.01 - $400,000.00      $33,112,013     88      6.02      $376,273      7.243     357.00    602   72.3
$400,000.01 - $450,000.00      $23,224,497     54      4.22      $430,083      7.384     357.79    597   72.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
$450,000.01 - $500,000.00      $21,303,379     44      3.87      $484,168      7.352     358.94    593   72.7
$500,000.01 - $550,000.00       $9,512,891     18      1.73      $528,494      7.379     359.38    611   81.8
$550,000.01 - $600,000.00      $12,054,279     21      2.19      $574,013      7.722     359.10    590   78.2
$600,000.01 - $650,000.00       $5,082,732      8      0.92      $635,342      7.184     353.68    618   73.3
$650,000.01 - $700,000.00       $3,422,500      5      0.62      $684,500      6.952     359.40    661   77.7
$700,000.01 - $750,000.00         $750,000      1      0.14      $750,000      6.500     359.00    586   62.5
$750,000.01 - $800,000.00       $2,342,231      3      0.43      $780,744      6.941     359.00    592   62.0
$800,000.01 - $850,000.00         $839,250      1      0.15      $839,250      7.625     360.00    619   75.0
> $900,000.00                   $4,904,314      5      0.89      $980,863      6.779     358.80    600   66.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
Alabama                         $1,564,214     16      0.28       $97,763      8.345     355.69    583   72.4
Alaska                            $255,858      2      0.05      $127,929      8.965     359.00    551   54.2
Arizona                        $18,298,157    126      3.33      $145,223      7.145     354.36    605   74.6
Arkansas                          $563,747      9      0.10       $62,639      8.449     319.34    598   68.6
California                    $185,934,867    719     33.81      $258,602      6.987     357.09    596   69.1
Colorado                       $15,666,940     92      2.85      $170,293      6.936     357.93    614   77.4
Connecticut                    $10,418,556     54      1.89      $192,936      7.910     357.97    578   68.2
Delaware                          $834,699      9      0.15       $92,744      8.720     340.76    589   75.7
District of Columbia            $1,281,145      7      0.23      $183,021      8.472     350.95    585   59.2
Florida                        $45,591,250    297      8.29      $153,506      7.623     350.88    593   70.7
Georgia                         $8,562,394     62      1.56      $138,103      8.060     351.99    586   74.9
Hawaii                          $7,387,260     25      1.34      $295,490      6.890     358.23    618   64.0
Idaho                           $2,697,713     20      0.49      $134,886      7.449     355.64    588   69.5
Illinois                       $13,432,729     96      2.44      $139,924      7.614     351.90    599   73.0
Indiana                         $3,902,860     50      0.71       $78,057      8.309     345.65    606   79.0
Iowa                              $643,298      9      0.12       $71,478      9.349     338.09    567   63.9
Kansas                            $807,405      8      0.15      $100,926      8.530     352.07    576   77.0
Kentucky                        $2,650,535     30      0.48       $88,351      8.476     350.93    600   82.5
Louisiana                       $3,721,203     39      0.68       $95,415      8.099     345.52    577   72.6
Maine                             $487,080      4      0.09      $121,770      9.403     332.46    547   69.8
Maryland                       $13,735,907     79      2.50      $173,872      7.861     353.61    587   67.3
Massachusetts                  $25,946,261    118      4.72      $219,884      7.596     357.23    578   69.5
Michigan                       $12,873,235    137      2.34       $93,965      8.582     347.78    583   78.2
Minnesota                       $4,188,263     25      0.76      $167,531      7.525     352.36    628   73.4
Mississippi                     $1,591,999     19      0.29       $83,789      8.542     346.27    571   76.5
Missouri                        $7,038,854     72      1.28       $97,762      8.245     352.66    598   75.6
Montana                         $1,817,776     18      0.33      $100,988      7.957     341.17    604   73.2
Nebraska                          $835,856     11      0.15       $75,987      7.654     355.51    605   80.9



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                     State
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
Nevada                         $16,551,423     88      3.01      $188,084      7.225     356.49    599   71.2
New Hampshire                   $4,344,075     26      0.79      $167,080      7.534     358.72    582   74.1
New Jersey                     $19,743,987     87      3.59      $226,942      8.114     352.04    596   71.6
New Mexico                      $3,010,161     20      0.55      $150,508      8.824     352.42    560   71.1
New York                       $21,090,826     95      3.83      $222,009      7.305     351.79    599   62.3
North Carolina                  $3,248,377     39      0.59       $83,292      9.034     324.54    573   63.7
North Dakota                      $417,260      6      0.08       $69,543      8.053     345.27    608   89.9
Ohio                            $4,249,963     56      0.77       $75,892      8.611     343.83    578   78.1
Oklahoma                        $1,584,061     28      0.29       $56,574      8.793     337.77    594   79.7
Oregon                          $4,807,367     39      0.87      $123,266      7.043     349.91    619   74.3
Pennsylvania                    $7,931,710     81      1.44       $97,922      7.877     344.08    587   71.0
Rhode Island                    $3,662,606     21      0.67      $174,410      7.616     358.22    578   65.6
South Carolina                  $1,188,903     12      0.22       $99,075      8.191     340.02    586   61.7
South Dakota                      $110,325      1      0.02      $110,325      7.950     359.00    631   80.0
Tennessee                       $8,128,282     80      1.48      $101,604      8.005     338.35    597   80.5
Texas                          $17,883,982    202      3.25       $88,535      8.257     332.78    606   74.3
Utah                            $4,693,891     35      0.85      $134,111      7.605     354.50    619   77.5
Vermont                           $307,894      2      0.06      $153,947      7.922     359.45    603   47.5
Virginia                       $19,379,212    108      3.52      $179,437      7.731     353.63    575   70.7
Washington                      $9,931,951     67      1.81      $148,238      7.186     351.93    597   73.1
West Virginia                     $911,535     12      0.17       $75,961      9.538     346.18    562   69.4
Wisconsin                       $3,734,663     39      0.68       $95,761      8.705     352.78    590   75.6
Wyoming                           $354,787      3      0.06      $118,262      8.066     348.30    649   78.2
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                       $53,824,704    414      9.79      $130,011      7.563     346.16    575   40.1
50.01 - 55.00                  $28,091,962    167      5.11      $168,215      7.277     348.36    568   52.7
55.01 - 60.00                  $38,191,095    232      6.94      $164,617      7.353     350.47    573   58.0
60.01 - 65.00                  $40,453,914    227      7.36      $178,211      7.417     353.68    573   63.1
65.01 - 70.00                  $55,942,098    343     10.17      $163,096      7.662     353.54    571   68.4
70.01 - 75.00                  $63,891,905    345     11.62      $185,194      7.680     350.95    578   73.8
75.01 - 80.00                 $221,556,724  1,248     40.28      $177,529      7.208     357.13    622   79.8
80.01 - 85.00                  $14,763,330    110      2.68      $134,212      8.484     339.16    582   84.3
85.01 - 90.00                  $16,119,688     91      2.93      $177,139      8.418     348.85    578   89.6
90.01 - 95.00                   $8,366,583     46      1.52      $181,882      8.847     357.77    582   94.7
95.01 - 100.00                  $8,795,297     77      1.60      $114,225      8.496     358.61    612   99.9
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                   $1,489,411      6      0.27      $248,235      4.911     359.19    644   79.7
5.001 - 5.500                   $6,349,480     26      1.15      $244,211      5.394     358.25    629   71.2
5.501 - 6.000                  $43,370,666    206      7.89      $210,537      5.852     357.04    628   70.7
6.001 - 6.500                  $95,243,945    440     17.32      $216,464      6.351     357.01    614   71.2
6.501 - 7.000                 $106,451,395    532     19.35      $200,097      6.812     356.79    606   69.8
7.001 - 7.500                  $74,946,905    364     13.63      $205,898      7.303     357.74    593   70.9
7.501 - 8.000                  $78,986,405    415     14.36      $190,329      7.793     355.18    588   69.8
8.001 - 8.500                  $39,004,508    268      7.09      $145,539      8.317     351.68    582   70.3
8.501 - 9.000                  $37,331,447    259      6.79      $144,137      8.787     352.83    558   69.4
9.001 - 9.500                  $20,717,872    186      3.77      $111,386      9.329     345.02    563   73.0
9.501 - 10.000                 $20,238,673    198      3.68      $102,216      9.788     341.17    557   75.2
10.001 - 10.500                $10,227,895    133      1.86       $76,901     10.302     324.76    558   77.5
10.501 - 11.000                 $5,846,927     81      1.06       $72,184     10.808     311.21    542   77.8
11.001 - 11.500                 $3,548,415     61      0.65       $58,171     11.295     319.91    581   73.5
11.501 - 12.000                 $2,962,078     47      0.54       $63,023     11.764     319.60    541   76.8
12.001 - 12.500                 $1,369,410     25      0.25       $54,776     12.317     286.86    598   71.9
12.501 - 13.000                   $486,961     12      0.09       $40,580     12.688     299.03    547   65.3
13.001 - 13.500                   $596,145     14      0.11       $42,582     13.279     260.26    544   67.8
13.501 - 14.000                   $252,531     10      0.05       $25,253     13.776     210.74    533   56.6
> 14.000                          $576,231     17      0.10       $33,896     14.637     274.25    562   62.3
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                 Property Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
SFR                           $398,107,572  2,493     72.38      $159,690      7.529     352.15    592   70.2
PUD                            $84,436,127    420     15.35      $201,038      7.291     355.86    598   73.4
CND                            $36,576,051    233      6.65      $156,979      7.276     357.80    607   73.9
2 FAM                          $22,487,480    109      4.09      $206,307      7.756     353.47    593   69.2
4 FAM                           $2,981,565     11      0.54      $271,051      7.872     355.97    619   76.3
3 FAM                           $2,751,769     15      0.50      $183,451      7.848     344.02    641   58.0
CNDP                            $2,159,568     13      0.39      $166,121      6.984     355.64    654   74.7
MNF                               $497,168      6      0.09       $82,861      9.264     324.68    600   64.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
RCO                           $291,909,804  1,741     53.07      $167,668      7.560     350.68    574   64.0
PUR                           $234,717,169  1,375     42.68      $170,703      7.364     357.27    621   79.7



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                                    Purpose
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
 RNC                           $23,370,327    184      4.25      $127,013      7.844     341.92    591   68.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                   Occupancy
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
OO                            $546,178,214  3,272     99.31      $166,925      7.485     353.10    594   71.0
INV                             $2,952,274     24      0.54      $123,011      8.014     355.88    591   60.5
2H                                $866,812      4      0.16      $216,703      7.453     357.84    617   61.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
 1 - 120                          $788,582     23      0.14       $34,286     10.710      95.05    562   74.8
 121 - 180                      $7,482,047     84      1.36       $89,072      8.037     176.31    596   51.6
 181 - 300                     $23,476,135    402      4.27       $58,398     10.291     293.95    573   74.3
 301 - 360                    $518,250,536  2,791     94.23      $185,686      7.348     358.74    595   71.0
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
FULL                          $364,511,968  2,306     66.28      $158,071      7.434     352.73    586   71.7
STATED INCOME                 $183,296,686    975     33.33      $187,997      7.578     354.64    611   69.2
SIMPLE                          $1,712,519     17      0.31      $100,736      9.543     273.78    577   72.1
ALT                               $476,127      2      0.09      $238,063      6.618      352.4    650   72.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
 801 - 820                        $438,110      3      0.08      $146,037      6.162     352.91    812   77.2
 781 - 800                      $1,103,424      6      0.20      $183,904      6.589     357.71    791   72.4
 761 - 780                      $2,662,264     10      0.48      $266,226      6.804     359.75    769   79.7
 741 - 760                      $2,313,473     16      0.42      $144,592      7.041     323.92    752   72.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
721 - 740                       $5,824,769     36      1.06      $161,799      6.576     352.69    729   77.6
701 - 720                      $10,686,757     67      1.94      $159,504      6.953     354.12    710   78.3
681 - 700                      $17,483,794     99      3.18      $176,604      6.786     353.45    690   76.1
661 - 680                      $27,710,029    146      5.04      $189,795      7.066     353.94    670   78.3
641 - 660                      $37,689,513    230      6.85      $163,867      7.108     351.62    649   75.4
621 - 640                      $62,643,686    341     11.39      $183,706      7.000     356.05    631   72.4
601 - 620                      $74,849,073    411     13.61      $182,115      7.189     353.55    611   72.1
581 - 600                      $83,404,742    461     15.16      $180,921      7.333     355.42    591   72.5
561 - 580                      $58,576,006    354     10.65      $165,469      7.655     354.28    570   69.2
541 - 560                      $53,473,023    340      9.72      $157,274      7.831     352.14    550   64.7
521 - 540                      $54,401,232    349      9.89      $155,877      8.070     353.37    529   66.0
501 - 520                      $49,974,907    350      9.09      $142,785      8.369     350.83    511   65.9
<= 500                          $6,762,499     81      1.23       $83,488      9.846     314.98    489   71.9
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
A                             $358,092,473  2,009     65.11      $178,244      7.213     355.14    609   72.9
A-                             $36,286,181    244      6.60      $148,714      7.700     347.85    575   67.7
B                              $61,127,456    383     11.11      $159,602      7.843     348.29    567   66.9
C                              $58,350,235    391     10.61      $149,233      8.132     349.47    563   65.8
C-                             $24,093,524    175      4.38      $137,677      8.193     352.93    569   72.8
D                              $12,047,431     98      2.19      $122,933      8.711     351.47    549   63.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
0                             $139,744,399    867     25.41      $161,182      8.127     350.92    592   69.5
6                                 $326,042      2      0.06      $163,021      6.960     356.69    587   79.9
12                             $32,554,981    147      5.92      $221,462      7.601     356.08    594   68.2
24                            $166,309,582    915     30.24      $181,759      7.152     355.96    597   74.8
36                            $188,831,511  1,180     34.33      $160,027      7.241     354.49    593   70.0
60                             $22,230,785    189      4.04      $117,623      7.920     329.61    603   61.4
--------------------------------------------------------------------------------------------------------------
                              $549,997,300  3,300    100.00      $166,666      7.488     353.12    594   70.9
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                          Range of Months to Roll                       (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                      WA        CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION          MTR       BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
0 - 6                   4      $30,450,682    430      6.15       $70,816      9.585     308.23    570   73.8
13 - 18                17       $4,787,823     32      0.97      $149,619      6.701     353.36    602   71.3
19 - 24                23     $164,583,196    825     33.25      $199,495      7.062     358.89    600   74.8
25 - 31                30       $5,170,596     32      1.04      $161,581      6.865     353.82    610   74.2
32 - 37                35     $289,859,305  1,564     58.56      $185,332      7.476     359.08    590   70.5
>= 38                  59         $137,756      1      0.03      $137,756      5.750     359.00    711   70.0
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                              Range of Margin                           (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $43,131      1      0.01       $43,131     11.125     295.00    683   70.0
3.001 - 4.000                   $5,297,810     29      1.07      $182,683      6.498     357.19    570   69.5
4.001 - 5.000                  $15,989,382     87      3.23      $183,786      6.536     358.06    581   62.5
5.001 - 6.000                 $115,275,524    638     23.29      $180,683      6.973     355.09    602   72.0
6.001 - 7.000                 $168,938,494    968     34.13      $174,523      7.097     355.37    607   72.8
7.001 - 8.000                 $126,636,983    736     25.58      $172,061      7.861     355.97    582   72.2
8.001 - 9.000                  $46,574,817    289      9.41      $161,159      8.463     357.29    568   71.9
9.001 - 10.000                 $13,412,313    110      2.71      $121,930      9.587     356.34    546   77.0
10.001 - 11.000                 $2,442,643     21      0.49      $116,316     10.049     357.29    543   79.0
11.001 - 12.000                   $378,261      5      0.08       $75,652     11.819     353.82    578   90.0
--------------------------------------------------------------------------------------------------------------
6.796                         $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                          Range of Maximum Rates                        (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $342,217      2      0.07      $171,109      5.365     356.77    692   83.9
11.001 - 11.500                 $1,612,181      8      0.33      $201,523      5.499     353.73    635   74.2
11.501 - 12.000                 $9,048,468     46      1.83      $196,706      5.752     357.11    633   71.4
12.001 - 12.500                $18,209,069     93      3.68      $195,796      6.110     357.75    616   70.9
12.501 - 13.000                $46,658,284    230      9.43      $202,862      6.194     358.22    610   70.6
13.001 - 13.500                $84,395,885    387     17.05      $218,077      6.453     358.76    609   71.3
13.501 - 14.000                $92,571,046    460     18.70      $201,241      6.911     358.90    600   71.0
14.001 - 14.500                $66,933,649    331     13.52      $202,216      7.368     358.22    590   72.3
14.501 - 15.000                $61,282,087    309     12.38      $198,324      7.880     357.91    586   72.8
15.001 - 15.500                $30,855,484    206      6.23      $149,784      8.424     356.32    581   72.8
15.501 - 16.000                $30,339,597    210      6.13      $144,474      8.927     352.95    559   72.4
16.001 - 16.500                $16,893,889    155      3.41      $108,993      9.386     348.16    562   74.7
16.501 - 17.000                $16,628,787    155      3.36      $107,282      9.857     341.97    557   77.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                          Range of Maximum Rates                        (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
17.001 - 17.500                 $7,587,038     99      1.53       $76,637     10.327     334.21    553   78.6
17.501 - 18.000                 $4,680,869     62      0.95       $75,498     10.875     321.84    547   78.9
18.001 - 18.500                 $2,620,452     47      0.53       $55,754     11.335     327.48    579   73.7
18.501 - 19.000                 $2,120,902     37      0.43       $57,322     11.832     332.39    546   75.6
19.001 - 19.500                 $1,022,491     18      0.21       $56,805     12.329     302.16    595   72.5
> 19.500                        $1,186,963     29      0.24       $40,930     13.562     299.91    560   66.3
--------------------------------------------------------------------------------------------------------------
14.291                        $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                         Initial Periodic Rate Cap                      (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                           $6,653,343     38      1.34      $175,088      6.903     356.58    559   72.8
1.500                         $392,511,665  2,235     79.30      $175,620      7.499     356.16    594   72.9
2.000                           $1,603,952     13      0.32      $123,381      8.154     347.06    587   67.7
3.000                          $94,220,398    598     19.03      $157,559      7.290     354.27    590   69.1
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                       Subsequent Periodic Rate Cap                     (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
1.000                          $94,546,961    607     19.10      $155,761      7.282     354.17    589   69.8
1.500                         $400,205,571  2,275     80.85      $175,915      7.494     356.16    594   72.8
2.000                             $236,827      2      0.05      $118,413      7.622     359.00    528   66.7
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                       Range of Lifetime Rate Floor                     (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   $1,709,193      8      0.35      $213,649      5.069     358.00    643   79.8
5.001 - 6.000                  $47,138,512    223      9.52      $211,383      5.824     358.30    622   71.5
6.001 - 7.000                 $186,280,474    899     37.63      $207,209      6.597     358.80    607   71.6
7.001 - 8.000                 $136,454,814    670     27.57      $203,664      7.553     358.12    589   71.8
8.001 - 9.000                  $66,285,891    445     13.39      $148,957      8.587     355.33    568   71.5
9.001 - 10.000                 $36,128,122    326      7.30      $110,822      9.597     346.04    559   76.0
> 10.000                       $20,992,352    313      4.24       $67,068     10.996     326.08    556   76.3
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Group 1 & Group 2

                        ARM and Fixed     $549,997,300

                                Detailed Report


--------------------------------------------------------------------------------------------------------------
                       Next Interest Adjustment Date                    (Excludes    416 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF      % OF       AVERAGE       GROSS     REMG.          ORIG
 DESCRIPTION                    BALANCE     LOANS     TOTAL      BALANCE        WAC       TERM    FICO   LTV
--------------------------------------------------------------------------------------------------------------
07/05                           $5,615,327     86      1.13       $65,294      9.887     295.04    557   73.2
08/05                           $4,282,859     69      0.87       $62,070     10.109     296.65    578   75.3
09/05                           $3,634,087     57      0.73       $63,756     10.193     295.13    579   75.7
10/05                           $4,993,357     71      1.01       $70,329      9.963     307.38    578   74.7
11/05                           $5,789,101     76      1.17       $76,172      9.141     322.93    572   71.3
12/05                           $6,135,951     71      1.24       $86,422      8.694     322.99    561   73.8
09/06                              $79,503      1      0.02       $79,503      7.990     351.00    560   80.0
10/06                             $526,436      4      0.11      $131,609      6.872     352.00    582   76.0
11/06                           $1,786,048     12      0.36      $148,837      7.381     353.00    589   67.7
12/06                           $2,395,836     15      0.48      $159,722      6.113     354.00    618   72.7
01/07                           $1,947,436     15      0.39      $129,829      6.935     355.00    558   60.8
02/07                           $3,947,585     22      0.80      $179,436      7.244     356.00    563   62.2
03/07                           $7,195,524     54      1.45      $133,250      7.363     357.02    581   71.2
04/07                          $30,127,423    166      6.09      $181,491      7.041     358.04    597   71.8
05/07                          $76,145,294    349     15.38      $218,181      6.992     359.00    604   75.9
06/07                          $45,219,934    219      9.14      $206,484      7.135     360.00    605   77.3
09/07                             $169,791      1      0.03      $169,791      6.300     351.00    717   78.9
10/07                             $907,102      5      0.18      $181,420      7.252     352.00    573   73.8
11/07                             $855,758      5      0.17      $171,152      6.699     353.00    620   69.5
12/07                             $990,184      7      0.20      $141,455      6.114     354.00    672   74.2
01/08                           $2,247,761     14      0.45      $160,554      7.145     355.00    585   75.7
02/08                           $1,795,283     10      0.36      $179,528      7.355     356.00    571   66.0
03/08                           $4,088,493     27      0.83      $151,426      7.475     357.00    579   66.9
04/08                          $44,383,450    249      8.97      $178,247      7.500     358.04    588   66.0
05/08                         $161,236,933    843     32.57      $191,266      7.547     359.00    587   70.4
06/08                          $78,355,146    435     15.83      $180,127      7.320     360.00    600   73.6
05/10                             $137,756      1      0.03      $137,756      5.750     359.00    711   70.0
--------------------------------------------------------------------------------------------------------------
                              $494,989,358  2,884    100.00      $171,633      7.454     355.78    593   72.2
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.